Exhibit 10.1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 15, 2017, is by and among Icagen, Inc., a Delaware corporation with its executive offices located at 4222 Emperor Blvd., Suite 350, Research Triangle Park, Durham, NC, 27703 (the “Parent”), Icagen-T, Inc., a Delaware corporation and a wholly-owned Subsidiary (as defined below) of the Parent with offices located at 2090 E. Innovation Park Drive, Oro Valley, Arizona 85755 (“ICA-T” or the “Company”) and GPB Debt Holdings II, LLC (the “Buyer”).

RECITALS

A.       ICA-T, the Parent and the Buyer are each executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and/or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.       Upon the terms and subject to the conditions set forth in this Agreement, the Buyer desires to purchase and (i) ICA-T desires to issue and sell to the Buyer, a senior secured convertible note of ICA-T, in the aggregate original principal amount of $8,000,000, substantially in the form attached hereto as Exhibit A (the “ICA-T Note”), which ICA-T Note shall be convertible into shares of Parent Common Stock (as defined below), (the shares of Parent Common Stock issuable pursuant to the terms of the ICA-T Note and the Parent Note (as defined below), including without limitation, upon conversion or otherwise, collectively, the “Parent Conversion Shares”) in accordance with ICA-T Note and the Parent Note (as the case may be), and (ii) the Parent desires to issue and sell to the Buyer a (a) senior secured convertible note of the Parent in the aggregate principal amount of $2,000,000, substantially in the form attached hereto as Exhibit B (the “Parent Note,” and together with ICA-T Note, collectively the “Notes”), which Parent Note shall be convertible into Parent Conversion Shares in accordance with the terms of the Parent Note, and (b) warrant to purchase initially up to 857,143 shares of Parent Common Stock substantially in the form attached hereto as Exhibit C (the “Parent Warrant”) (the shares of Parent Common Stock issuable pursuant to the terms of the Parent Warrant, including, without limitation, upon exercise or otherwise, collectively, the “Parent Warrant Shares,” and together with the Parent Conversion Shares, collectively, the “Parent Underlying Shares”) in accordance with the terms of the Parent Warrant.

C.       ICA-T Note, the Parent Note, the Parent Conversion Shares, the Parent Warrant and the Parent Warrant Shares collectively are referred to herein as the “Securities”.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

D.       The Parent Note shall rank with respect to all present and future Parent Indebtedness as provided in the Parent Note; and the ICA-T Note shall rank with respect to all present and future Indebtedness of ICA-T as provided in the ICA-T Note, however, as provided in the ICA-T Note, the ICA-T Note shall rank senior to all Indebtedness of ICA-T (other than Indebtedness of ICA-T owed by ICA-T to Sanofi (as defined below) set forth in the Sanofi Documents to the extent that the Sanofi Documents expressly require such Indebtedness of ICA-T to Sanofi to be senior in right of payment to other Indebtedness of ICA-T and the payment and/or repayment of which is secured by a senior security interest on the assets of ICA-T expressly identified in and pursuant to the S/I Deed of Trust (as defined below) (the “Sanofi Indebtedness”), which under the ICA-T Note shall constitute Permitted Indebtedness (as defined in the ICA-T Note) secured by Permitted Liens (as defined in the ICA-T Note), and which (A) the ICA-T Note will be secured by a security interest in all of the existing and future assets of the Parent, ICA-T and the other Subsidiaries (as defined in the ICA-T Security Documents), including a pledge of all of the capital stock of each of the Subsidiaries (other than ICA-T), as evidenced by (i) a security and pledge agreement in the form attached hereto as Exhibit D (the “ICA-T Security Agreement”) and (ii) a guaranty executed by the Parent and each Subsidiary (other than ICA-T), in the form attached hereto as Exhibit E (the “ICA-T Guaranty”, and together with the ICA-T Security Agreement, the Perfection Certificate (as defined below) and the other security documents and agreements (including, but not limited to, a Deed of Trust and Assignment of Rents between ICA-T, as trustor, the trustee named therein and the Buyer as beneficiary, securing all of ICA-T’s obligations to the Buyer by a senior priority security interest in the Property/Facilities (as defined below), subordinated only to the S/I Deed of Trust, the S/I Warranty and Reverter Deed the form of which is annexed hereto as Exhibit F (the “Buyer Deed of Trust Documents,” as each may be amended or modified from time to time and together with all schedules and exhibits to each and all other instruments, filings, documents, agreements and related items securing, establishing, perfecting, protecting and/or maintaining a security interest in and a perfected Lien on the assets of ICA-T in favor of the Collateral Agent and/or the Buyer, collectively, the “ICA-T Security Documents”) pursuant to which the Parent and the Subsidiaries (other than ICA-T) shall guarantee all of the Indebtedness and other obligations of ICA-T under the Transaction Documents (as defined below), and (B) the Parent Note will be secured by a security interest in all of the existing and future assets of the Parent and the Subsidiaries (other than ICA-T), including a pledge of all of the capital stock of each of the Subsidiaries (other than ICA-T), as evidenced by (i) a security and pledge agreement in the form attached hereto as Exhibit G (the “Parent Security Agreement” and together with the ICA-T Security Agreement, collectively, the “Security Agreements”) and (ii) a guaranty executed by each Subsidiary (other than ICA-T), in the form attached hereto as Exhibit H (the “Parent Guaranty”, and together with the ICA-T Guaranty, collectively, the “Guaranty Agreements” and together with the Parent Security Agreement, the Perfection Certificate and the other Parent security documents and agreements entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, and together will all schedules and exhibits to each of such items and together with will all schedules and exhibits to each and all other instruments, filings, documents, agreements and related items securing, establishing, perfecting, protecting and/or maintaining a security interest in and a perfected Lien on the assets of the Parent and the Subsidiaries in favor of the Collateral Agent and/or the Buyer, collectively, the “Parent Security Documents” and together with the ICA-T Security Documents, collectively, the “Security Documents”) pursuant to which the Subsidiaries (other than ICA-T) shall guarantee the Indebtedness and all obligations of the Parent under the Transaction Documents.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ICA-T, the Parent and the Buyer hereby agrees as follows:

1.	PURCHASE AND SALE OF NOTES AND WARRANTS.

(a)       Purchase of Notes and Parent Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7, at the Closing (as defined below), on the Closing Date (as defined below), (i) ICA-T shall issue and sell to the Buyer, and the Buyer agrees to purchase from ICA-T, the ICA-T Note in the original aggregate principal amount of $8,000,000, and (ii) the Parent shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Parent (A) the Parent Note in the original aggregate principal amount of $2,000,000, and (B) the Parent Warrant to initially acquire up to 857,143 Parent Warrant Shares. The purchase and sales set forth in this Section 1(a)(i) and (ii) shall be contingent upon and deemed to occur simultaneously with each other.

(b)       Closing. The closing (the “Closing”) of the purchase of the Notes and the Parent Warrant by the Buyer shall occur at the offices of Gusrae Kaplan Nusbaum PLLC, 120 Wall Street, New York, NY 10005. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Section 6 and Section 7 below are satisfied or waived (or such other date as is mutually agreed to by the Parent, ICA-T and the Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)       Purchase Price. The aggregate purchase price to be paid by the Buyer for (i) the ICA-T Note shall be $7,680,000 (the “ICA-T Purchase Price”), and (ii) the Parent Note and the Parent Warrant shall be $1,920,000 (the “Parent Purchase Price” and together with the ICA-T Purchase Price, collectively, the “Purchase Price”). The Buyer and the Parent agree that the Parent Note and the Parent Warrant constitute an “investment unit” for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). The Buyer, the Parent and ICA-T shall prior to Closing mutually agree in writing to the allocation of the issue price of such investment unit between the Parent Note and the Parent Warrant in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) and neither the Buyer, the Parent nor ICA-T shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes. For avoidance of doubt, the Buyer shall pay approximately (i) $960.00 for each $1,000 aggregate principal amount of ICA-T Note, and (ii) $960.00 for each $1,000 of aggregate principal amount of the Parent and corresponding portion of the Parent Warrant.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(d)       Form of Payment. On the Closing Date (i) the Buyer shall pay (A) to the Parent, the Parent Purchase Price for the Parent Note and Parent Warrant to be issued and sold to the Buyer by the Parent at Closing, and (B) to ICA-T, the ICA-T Purchase Price for ICA-T Note to be issued and sold to the Buyer by ICA-T at the Closing (less, in both cases, all amounts withheld and paid for by and on behalf of the Parent and/or ICA-T by the Buyer pursuant to Section 4(g)), in cash by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below), and (ii) (A) the Parent shall deliver to the Buyer, the Parent Note in the aggregate principal amount of $2,000,000 and the Parent Warrant to initially acquire 857,143 Warrant Shares, and (B) ICA-T shall deliver to the Buyer, the ICA-T Note in the aggregate principal amount of $8,000,000, in each case duly executed on behalf of the Parent and ICA-T, as applicable, and registered in the name of the Buyer or its designee.

(e)       Residency. The Buyer is a resident of that jurisdiction specified below its address in Section 9(f).

2.    BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to ICA-T and the Parent, as of the date hereof and as of the Closing Date:

(a)       Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)       No Public Sale or Distribution. Buyer (i) is acquiring the Notes and the Parent Warrant, and (ii) upon conversion and exercise of the Notes and the Parent Warrant, respectively, will acquire the Parent Underlying Shares, respectively, in each case for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(c)       Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)       Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that ICA-T and the Parent are relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. None of the managers or directors or executive officers of the Buyer is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(e)       Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of ICA-T and the Parent and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of ICA-T and the Parent. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on ICA-T’s and the Parent’s representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)       No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)       Transfer or Resale. The Buyer understands that except for the registration rights provided in this Agreement (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Parent (if requested by the Parent), an opinion of counsel, in a form reasonably acceptable to the Parent, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) the Buyer provides the Parent with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”), or (D) the Parent’s counsel shall have provided the opinion required pursuant to Section 4(a)(xxi) of the ICA-T Note or otherwise, (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the Buyer (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; (iii) although the Parent Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), none of the Securities including the Parent Common Stock currently are listed for trading on any Eligible Market (as defined in the Notes), and (iv) neither the Parent, ICA-T, nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged by the Buyer or its assignee in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer or such other Person shall not be required to provide the Parent with any notice thereof or otherwise make any delivery to the Parent pursuant to this Agreement or any other Transaction Document (including, without limitation, this Section 2(g)).

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(h)       Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)       No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

3.	REPRESENTATIONS AND WARRANTIES OF ICA-T AND THE PARENT.

ICA-T and the Parent each severally represent and warrant to the Buyer that, as of the date hereof and as of the Closing Date:

(a)       Organization and Qualification. Each of the Parent, ICA-T and the Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Parent, ICA-T and the Subsidiaries are duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Parent, ICA-T and the Subsidiaries individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Parent, ICA-T and/or the Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than the Persons (as defined below) set forth on Schedule 3(a), the Parent nor ICA-T has any Subsidiaries including, but not limited to, any Foreign Subsidiaries. “Foreign Subsidiary” means at any time of determination any Subsidiary of ICA-T or the Parent organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia. “Subsidiaries” means at any time of determination any Person in which ICA-T or the Parent, directly or indirectly (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(b)       Authorization; Enforcement; Validity. The Parent, ICA-T and the Subsidiaries have the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue their respective Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Parent, ICA-T and the Subsidiaries, and the consummation by the Parent, ICA-T and the Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Parent Note, the Parent Warrant and the ICA-T Note the SPA Share Reservation, the reservation for issuance and the issuance of the Parent Underlying Shares upon conversion of the ICA-T and the Parent Note and exercise of the Parent Warrant and the Security Documents) have been duly authorized by the Parent’s and ICA-T’s board of directors and the Subsidiaries’ board of directors or other governing body, as applicable (and to the extent necessary, the stockholders of the Parent, ICA-T and the Subsidiaries), and other than (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements set forth in this Agreement, (ii) the filing of a Form D with the SEC, (iii) all other filing(s) required by applicable state securities agencies, (iv) the Form 8-K filing (as defined below), and (v) the filings of such documents, instruments and/or items required to effectuate and perfect all Liens and security interests of the Buyer under the Transaction Documents including the Security Documents (the items set forth in (i)-(v), collectively, the “Required Filings”) no further filing, consent or authorization is required by the Parent, ICA-T or any of their respective Subsidiaries, their respective boards of directors or their stockholders or other governing body in connection with the execution and performance of this Agreement and the other Transaction Documents and the performance of their respective obligations hereunder and thereunder. This Agreement and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Parent, ICA-T and the Subsidiaries, and each constitutes the legal, valid and binding obligations of ICA-T, the Parent and the Subsidiaries, enforceable against ICA-T, the Parent and the Subsidiaries in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Parent Note, ICA-T Note, the Parent Warrant, the Parent Common Stock, the Parent Conversion Shares, the Parent Warrant Shares, the Parent Underlying Shares, the Flow of Funds Letter, the Buyer Deed of Trust, the Irrevocable Transfer Agent Instructions (as defined below), the Confession of Judgment (as defined below), the Guaranties, the IP Security Agreement (as defined in the Security Agreements), the Security Agreements, the other Security Documents, all Closing documents and each of the other agreements, certificates and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended and/or modified from time to time and includes for each all amendments, supplements and/or other modifications and all schedules, exhibits and/or annexes to each.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(c)       Issuance of Securities. The issuance of the Securities are duly authorized and upon issuance in accordance with the terms shall be validly issued, fully paid and nonassessable, and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Parent shall have reserved from its duly authorized capital stock the SPA Required Reserve Amount (as defined below). Upon issuance and conversion in accordance with the Parent Note and ICA-T Note and exercise of the Parent Warrant, respectively, the Parent Conversion Shares and Parent Warrant Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holder being entitled to all rights accorded to a holder of Parent Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer, issuance and sale by the Parent and ICA-T of their respective Securities is exempt from registration under the 1933 Act.

(d)       No Conflicts. The execution, delivery and performance of the Transaction Documents by the Parent, ICA-T and the Subsidiaries and the consummation by the Parent, ICA-T and the Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities, the reservation of the SPA Required Reserve Amount, the offer, issuance and sale of the Securities and the entering into of the Security Documents and the performance by the Parent, ICA-T and the Subsidiaries thereof including, but not limited to, the creation of and perfection of the Lien on the Property/ Facility pursuant to the Buyer Deed of Trust) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), By-Laws (as defined below), certificate of formation, memorandum of association, articles of association, certificate of incorporation, bylaws or other organizational documents of the Parent, ICA-T and the Subsidiaries, or any capital stock or other securities of the Parent, ICA-T and the Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default or an event of default) in any respect under or pursuant to, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Parent, ICA-T and the Subsidiaries are a party and/or any of their respective assets and/or property are bound by including, but not limited to, any of the Sanofi Documents, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations) applicable to the Parent, ICA-T and the Subsidiaries or by which any property or asset of the Parent, ICA-T and/o any of their respective Subsidiaries is bound or affected. The “Sanofi Documents” mean, collectively, (A) the Asset Purchase Agreement dated June 27, 2016 by and between Sanofi US Services, Inc. (“Sanofi”) and ICA-T (as amended, supplemented and/or modified and together with all exhibits thereto, collectively, the “S/I APA”), (B) the Master Services Agreement dated July 15, 2016 by and between Sanofi and ICA-T (as amended, supplemented and/or modified and together with all exhibits thereto, collectively, the “S/I MSA”), (C) the Special Warranty Deed with Reverter dated July 13, 2016 with Sanofi as the Grantor and ICA-T as the Grantee, as filed with the Official Records of the Pima County, Arizona Recorder’s Office on July 15, 2016 (as amended, supplemented and/or modified and together with all exhibits thereto, collectively, the “S/I Warranty and Reverter Deed”), (D) the Deed of Trust and Assignment of Rents Agreement between ICA-T, as Trustor, Sanofi, as Beneficiary and Patricia E. Nolan as Trustee relating to, among other items set forth herein, the real estate located at 2090 E. Innovation Park Drive, Oro Valley, Arizona 85755, Arizona and the building thereon (the “Property/ Facility”) (as amended, supplemented and/or modified and including all exhibits thereto including, but not limited to, Exhibit A thereto, collectively, the “S/I Deed of Trust”), (E) the Transition Services Agreement dated July 15 2016 between ICA-T, Sanofi (as amended, supplemented and/or modified and including all exhibits thereto, collectively, the “S/I TSA”), and (F) all other agreements, instruments, certificates, documents and related items between, among and/or involving Sanofi and/or its affiliates and ICA-T including those set forth in Section 4.2 of the S/I APA.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(e)       Consents. Neither ICA-T, the Parent nor any Subsidiary is required by law, contract or otherwise to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person including, but not limited to, Sanofi and/or any of its respective affiliates and/or related parties in order for the Parent, ICA-T and the Subsidiaries to enter into, execute and/or deliver the Transaction Documents and/or perform all of their respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Parent, ICA-T and the Subsidiaries are required to obtain pursuant to the preceding sentence are set forth on Schedule 3(e) and have been or will be obtained or effected on or prior to the Closing Date, and neither the Parent, ICA-T nor the Subsidiaries are aware of any facts or circumstances which might prevent the Parent, ICA-T and the Subsidiaries from obtaining or effecting any of the same including any registrations, applications or filings contemplated by the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)       Acknowledgment Regarding Buyer’s Purchase of Securities. The Parent and ICA-T each acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Parent, ICA-T and the Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Parent, ICA-T and the Subsidiaries or (iii) a “beneficial owner” of more than 9.99% of the shares of Parent Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Parent and ICA-T each further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Parent, ICA-T and the Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Parent and ICA-T further represents to the Buyer that ICA-T’s, the Parent’s and the Subsidiary’s decision to enter into the Transaction Documents to which it is a party and perform all of its obligations under the Transaction Documents has been based solely on the independent evaluation by ICA-T, the Parent and the Subsidiary and their respective representatives.

(g)       No General Solicitation; Placement Agent Fees. Neither ICA-T, the Parent nor the Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Neither ICA-T, the Parent nor the Subsidiaries has any direct and/or indirect obligations to pay any placement agent’s fees, financial advisory fees, brokers’ commissions and/or related fees (whether in cash, services or other type of payment) relating to or arising out of the transactions contemplated hereby. ICA-T, the Parent and the Subsidiaries shall jointly and severally pay, and hold the Buyer and its affiliates harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Parent and ICA-T acknowledge, represent, warrant and agree that neither has engaged any placement agent, finder, other agent and/or any Person in connection with the offer or sale of the Securities.

(h)       No Integrated Offering. None of ICA-T, the Parent, nor the Subsidiaries, Affiliates, nor any Person acting on any of their behalf has, directly or indirectly, made any offers or sales of any securities (as defined in the 1933 Act) or solicited any offers to buy any securities, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of ICA-T or the Parent for purposes of the 1933 Act or under any applicable stockholder approval provisions. None of the Parent, ICA-T and/or any the Subsidiaries, Affiliates nor any Person acting on any of their behalf will take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the issuance and sale of any of the Securities to be integrated with other offerings of securities of ICA-T or the Parent. Since its inception, ICA-T has not directly and/or indirectly effectuated any issuance or sale of any of its Securities other than to the Parent. Since December 31, 2015, the only offerings of its Securities made by the Parent is set forth on Schedule 3(h).

9

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(i)       Application of Takeover Protections; Rights Agreement. Neither the Parent, ICA-T nor any of their respective board of directors have taken any necessary action to implement a poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation.

(j)       SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Parent has filed all reports, schedules, forms, proxy statements, information statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof including, without limitation, Current Reports on Form 8-K by the Parent with the SEC whether required to be filed or not (but excluding Item 7.01 thereunder) and all exhibits and appendices included therein other than Exhibits 99.1 to Form 8-K) and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Parent has delivered or has made available to the Buyer or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system (if any). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Parent and ICA-T with respect thereto) of the Parent and/or ICA-T included in the SEC Documents (the “Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Parent as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by ICA-T and the Parent or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by ICA-T and the Parent on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Parent in its Financial Statements or otherwise. No other information provided by or on behalf of the Parent, ICA-T and the Subsidiaries to the Buyer which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement and/or any other Transaction Document) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. Neither the Parent nor ICA-T is currently contemplating to amend or restate any of the Financial Statements nor is the Parent or ICA-T currently aware of facts or circumstances which would require the Parent or ICA-T to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. Neither the Parent nor ICA-T has been informed by its independent accountants that they recommend that the Parent or ICA-T amend or restate any of the Financial Statements or that there is any need for the Parent or ICA-T to amend or restate any of the Financial Statements. The Parent Common Stock is registered as a class registered under Section 12(g) of the 1934 Act.

10

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(k)       Absence of Certain Changes. Other than as set forth on Schedule 3(k), since the date of the Parent’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Parent, ICA-T and the Subsidiaries. Since the date of the Parent’s most recent audited financial statements contained in a Form 10-K, neither the Parent, ICA-T nor the Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Parent, ICA-T nor the Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Parent, ICA-T or their respective Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Neither the Parent, ICA-T and/or the Subsidiaries, individually and/or on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means (i) with respect to the Parent, ICA-T and the Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Parent’s, ICA-T’s and the Subsidiaries’ assets is less than the amount required to pay the Parent’s, ICA-T’s and the Subsidiaries’ total Indebtedness, (B) the Parent, ICA-T and the Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Parent, ICA-T and the Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Parent, ICA-T and the following Subsidiaries individually (but with respect to the following Subsidiaries, Caldera Discover, Inc., XrPro Sciences, Inc. and Icagen Corp, any such calculation shall exclude the obligations of each such particular Subsidiary pursuant to the Guaranty such Subsidiary will enter into at the Closing) (A) the present fair saleable value of the Parent’s, ICA-T’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Parent, ICA-T or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Parent, ICA-T or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Parent, ICA-T nor the Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Parent’s, ICA-T’s or their respective Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. ICA-T is in compliance in all material respects with the Sanofi Documents and no event of default exists and/or will exist with the passage of time or the giving of notice, or both, under the Sanofi Documents. ICA-T and the Parent have no reason to believe that Sanofi may seek to modify and/or terminate any of the Sanofi Documents and/or seek to take any action under the Deed of Trust including, but not limited to, foreclosing and/or selling the Property/Facilities and/or reduce the payments it has agreed to pay to ICA-T and/or the services it has contracted to receive from ICA-T under the Sanofi Documents and/or an event of default may occur in the immediate future under any of the Sanofi Documents. The Parent is in compliance in all material respects with its documents and agreements with Icagen, Inc., a subsidiary of Pfizer, Inc. (“Pfizer”) including, but not limited to, the Asset Purchase and Collaboration Agreement dated as of June 26, 2015, as amended (the “Pfizer APA” and collectively, the “Pfizer Documents”) and no event of default exists and/or will exist with the passage of time or the giving of notice, or both, under the Pfizer Documents. The Parent has no reason to believe that Pfizer may seek to modify and/or terminate any of the Pfizer Documents and/or seek to take any such action to reduce the amount of business/services it has contracted for from the Parent and/or not pay or modify the $1,000,000 guaranteed payment owed by Pfizer to the Parent due on or about June 30, 2017. The Parent has no reason to believe that any event has occurred that would or could result in a violation of any of the Pfizer Documents and/or could result in Pfizer seeking to terminate and/or otherwise modify any of the Pfizer Documents and/or the scope of its business relationship with the Parent.

11

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(l)       No Undisclosed Events, Liabilities, Developments or Circumstances. Other than as set forth on Schedule 3(l) and the transactions contemplated by this, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Parent, ICA-T, any of their respective Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Parent, ICA-T and the Subsidiaries under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Parent of its Parent Common Stock to the public and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(m)       Conduct of Business; Regulatory Permits. Neither the Parent, ICA-T nor any of the Subsidiaries are in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Parent, ICA-T or any of the Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Parent, ICA-T nor the Subsidiaries are in violation of any judgment, decree or order or any statute, ordinance, rule or regulation (each a “Legal Requirement”) applicable to the Parent, ICA-T and the Subsidiaries, and neither the Parent, ICA-T nor the Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Parent, ICA-T and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither ICA-T, the Parent, nor the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Parent, ICA-T nor the Subsidiaries or to which the Parent, ICA-T or any of their respective Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Parent, ICA-T and the Subsidiaries, any acquisition of property by the Parent, ICA-T and the Subsidiaries or the conduct of business by the Parent, ICA-T and the Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Parent, ICA-T and the Subsidiaries. Neither the Parent Common Stock nor any other securities of the Parent, ICA-T and the Subsidiaries are listed and/or quoted on any Eligible Market and/or any other trading medium and the Parent has not taken any actions nor to the best of its knowledge has any Person taken any action for the purpose of having any such securities become listed and/or eligible for quotation on any Eligible Market or other trading medium.

12

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(n)       Foreign Corrupt Practices. Neither the Parent, ICA-T nor any of the Subsidiaries nor to the knowledge of the Parent and ICA-T, any director, officer, agent, employee, affiliate or any other Person acting for or on behalf of the foregoing (individually and collectively, an “Icagen Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Icagen Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Icagen Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)       influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)       assisting the Parent, ICA-T and the Subsidiaries in obtaining or retaining business for or with, or directing business to, the Parent, ICA-T and the Subsidiaries.

(o)       Sarbanes-Oxley Act. The Parent, ICA-T and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(p)       Transactions With Affiliates. Since December 31, 2015 and except as set forth in Schedule 3(p), no current employee, partner, director officer or stockholder of the Parent, ICA-T or any of their respective Subsidiaries or, to the knowledge of the Parent or ICA-T, the Parent, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has been, (i) a party to any transaction with the Parent, ICA-T or any of their respective Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Parent, ICA-T and the Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Parent, ICA-T or any of their respective Subsidiaries (except for a passive investment (direct or indirect) in less than 2% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as defined in the Note)), nor does any such Person receive income from any source other than the Parent, ICA-T or any of their respective Subsidiaries which relates to the business of the Parent, ICA-T or any of their respective Subsidiaries or should properly accrue to the Parent, ICA-T or any of their respective Subsidiaries. Except as set forth in Schedule 3(p), no employee, officer, stockholder or director of the Parent, ICA-T and the Subsidiaries or member of his or her immediate family is indebted to the Parent, ICA-T or any of their respective Subsidiaries, as the case may be, nor is the Parent, ICA-T and the Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Parent or ICA-T, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements or restricted stock agreements outstanding under any stock option plan or other stock incentive plan approved by the Board of Directors of ICA-T, the Parent and the Subsidiaries).

13

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(q)      Equity Capitalization.

(i)        Definitions:

A.       “Parent Common Stock” or “Common Stock” means (x) the Parent’s shares of common stock, $0.001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

B.        “Preferred Stock” means (x) the Parent’s blank check preferred stock, $0.001 par value per share, the terms of which may be designated by the board of directors of the Parent in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Parent Common Stock in accordance with the terms of such certificate of designations).

(ii)        Authorized and Outstanding Capital Stock. The authorized capital stock of the Parent consists of (A) 50,000,000 shares of Parent Common Stock, of which, 6,720, 017shares are issued and 6,393,107 outstanding and 3,850,932 shares are reserved for issuance pursuant to Options (as defined in the Note) and/or Convertible Securities (as defined in the Note) (other than the Notes and the Parent Warrant) exercisable or exchangeable for, or convertible into, shares of Parent Common Stock and (B) 10,000,000 shares of Preferred Stock of which (1) 400,000 shares are designated Series A Cumulative Convertible Preferred Stock (the “A Shares”), (2) 3,000,000 are designated Series B Cumulative Convertible Preferred Stock (the “B Shares”), and (3) 6,600,000 are undesignated. No Preferred Stock including A Shares or B Shares are issued and outstanding. As of the date hereof, the authorized capital of ICA-T consists of 100 Shares, all of which are owned by the Parent.

(iii)       Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(q)(iii) sets forth the number of shares of Parent Common Stock that are as of the date hereof (A) reserved for issuance pursuant to Options and/or Convertible Securities (other than the Notes and the Parent Warrant) and (B) are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Parent’s issued and outstanding Parent Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Parent, ICA-T and the Subsidiaries. To the Parent’s and ICA-T’s knowledge, other than as set forth on Schedule 3(q)(iii), no Person owns (beneficially or otherwise) 10% or more of the issued and outstanding shares of Parent Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

14

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iv)        Existing Securities; Obligations; Transfer Agent. Except as disclosed on Schedule 3(q)(iv): (A) none of the Parent’s, ICA-T’s or the Subsidiary’s capital stock including, but not limited to, the Parent Common Stock, Preferred Stock or interests, capital stock or other securities (as defined in the 1933 Act) is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Parent, ICA-T and the Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Parent, ICA-T and the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Parent, ICA-T and the Subsidiaries are or may become bound to issue additional shares, interests or capital stock of the Parent, ICA-T and the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Parent, ICA-T and the Subsidiaries; (C) there are no agreements or arrangements under which the Parent, ICA-T and the Subsidiaries are obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities, agreements, arrangements or instruments of the Parent, ICA-T and the Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Parent, ICA-T and the Subsidiaries are or may become bound to redeem a security of the Parent, ICA-T and the Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) there are no outstanding securities, arrangements, agreements and/or instruments providing any Person with any pre-emptive rights, rights of first refusal and/or similar rights relating to any securities of the Parent, ICA-T and the Subsidiaries including any that would be triggered by the transactions contemplated herein, and (G) neither the Parent, ICA-T nor the Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All prior issuances and/or any sale of securities by the Parent, ICA-T and the Subsidiaries complied in all respects with all state “blue sky” laws and no Person has any rescission rights (whether mature or unmatured, contingent and/or matured) with respect to any securities purchased from the Parent, ICA-T and the Subsidiaries.

(v)       Organizational Documents. Attached hereto as Exhibit I are true, correct and complete copies of (I) (x) each of (A) ICA-T’s and (B) the Parent’s Certificate of Incorporation (or similar document), as amended and as in effect on the date hereof and on the Closing Date (the “Certificate of Incorporation”), and (II) (x) each of (A) ICA-T’s and (B) the Parent’s bylaws, as amended and as in effect on the date hereof and on the Closing Date (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(vi)       Transfer Agent. American Stock Transfer and Trust Company (the “Transfer Agent”) is the Parent’s stock transfer company and the Transfer Agent participates in the DTC Fast Automated Securities Transfer Program.

(r)       Indebtedness and Other Contracts. Except as disclosed on Schedule 3(r) hereto, neither the Parent, ICA-T nor the Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Parent, ICA-T and the Subsidiaries or by which the Parent, ICA-T and the Subsidiaries and/or any of their respective properties is and/or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements and/or other filings or recordings or its and/or any of their real property and/or other assets are subject to securing obligations in any amounts filed and/or recorded in connection with the Parent, ICA-T and the Subsidiaries; (iv) is in violation of any representation, warranty, covenant, agreement, provision and/or term of, or in default under, any contract, agreement or instrument relating to any Indebtedness including, but not limited to, any Indebtedness and/or other obligations owed to Sanofi and/or any of its affiliates and/or related pursuant to the Sanofi Documents or otherwise, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Parent and/or ICA-T, has or is expected to have a Material Adverse Effect. Neither the Parent, ICA-T nor the Subsidiaries have any liabilities, obligations and/or Indebtedness required to be disclosed in the Financial Statements which are not so disclosed. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

15

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(s)       Litigation. Except as set forth in Schedule 3(s), there is no material action, suit, arbitration, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Parent or ICA-T, threatened against or affecting the Parent, ICA-T and the Subsidiaries, the Parent Common Stock or any of the Parent’s, ICA-T’s or the Subsidiaries’ officers or directors , whether of a civil or criminal nature or otherwise, in their capacities as such. No director, officer or employee of the Parent, ICA-T or any of their respective Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Parent or ICA-T, there is not pending or contemplated, any investigation by the SEC involving the Parent or ICA-T, any of their respective Subsidiaries or any current or former director or officer of the Parent, ICA-T or each of their respective Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Parent or ICA-T under the 1933 Act or the 1934 Act with respect to Registrable Securities. After reasonable inquiry of its employees, neither the Parent nor ICA-T is aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Parent, ICA-T nor the Subsidiaries are subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity. The Parent, ICA-T and each Subsidiary is current in all payment obligations with respect to all settlement and/or similar agreements including, but not limited to, with Dentons US LLP (“Dentons”) and American Millings, LP.

(t)       Insurance. The Parent, ICA-T and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Parent, ICA-T and the Subsidiaries believes to be prudent and customary in the businesses in which the Parent, ICA-T and the Subsidiaries are engaged (and/or as required by an agreement, documents and/or instrument) including, but not limited to, all insurance required to be obtained, maintained and in the amounts as provided and/or pursuant to the Sanofi Documents including, but not limited to, the S/I APA, the S/I MSA and the S/I Deed of Trust including, but not limited to, a $5,000,000, 10-year pollution legal liability insurance policy pursuant to the S/I APA in the name of ICA-T with Sanofi being named an additional insured party under such policy (the “$5,000,000 Pollution Policy”). The Parent, ICA-T and the Subsidiaries have timely paid and are current with respect to all premiums and other payment amounts due under such all insurance policies including the $5,000,000 Pollution Policy. All insurance and related policies of the Parent, ICA-T and the Subsidiaries including, but not limited to, the $5,000,000 Pollution Policy are set forth on Schedule 3(t). Neither the Parent, ICA-T nor the Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Parent, ICA-T nor the Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(u)       Employee Matters; Benefit Plans.

(i)       Except as set forth on Schedule 3(u)(i), the employment of each officer and employee of the Parent, ICA-T and the Subsidiaries are terminable at the will of the Parent, ICA-T and the Subsidiaries, respectively. The Parent, ICA-T and the Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes. Neither the Parent, ICA-T nor each of their respective Subsidiaries is aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Parent, ICA-T or any of their respective Subsidiaries, as the case may be, nor does the Parent, ICA-T or each of their respective Subsidiaries have a present intention, or know of a present intention, to terminate the employment of any officer, key employee or group of employees of either the Parent, ICA-T or any of their respective Subsidiaries. There are no pending or, to the knowledge of the Parent, ICA-T and the Subsidiaries, threatened employment discrimination charges or complaints against or involving the Parent, ICA-T or any of their respective Subsidiaries before any federal, state, or local board, department, commission or agency, or unfair labor practice charges or complaints, disputes or grievances affecting the Parent, ICA-T or any of their respective Subsidiaries.

16

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ii)       Since the Parent’s, ICA-T’s and the Subsidiaries’ inception, neither the Parent, ICA-T nor the Subsidiaries has experienced any labor disputes, union organization attempts or work stoppage due to labor disagreements. There are no unfair labor practice charges or complaints against the Parent, ICA-T or any of their respective Subsidiaries pending, or to the knowledge of the Parent, ICA-T or any of their respective Subsidiaries, threatened before the National Labor Relations Board or any comparable state agency or authority. There are no written or oral contracts, commitments, agreements, understandings or other arrangements with any labor organization, nor work rules or practices agreed to with any labor organization or employee association, applicable to employees of the Parent, ICA-T and the Subsidiaries, nor is the Parent, ICA-T or any of their respective Subsidiaries a party to, or bound by, any collective bargaining or similar agreement; there is not, and since the Parent’s, ICA-T’s and the Subsidiaries’ inception there has not been, any representation of the employees of the Parent, ICA-T or any of their respective Subsidiaries by any labor organization and, to the knowledge of the Parent, ICA-T and the Subsidiaries, there are no union organizing activities among the employees of the Parent, ICA-T or any of their respective Subsidiaries, and to the knowledge of the Parent, ICA-T and the Subsidiaries, no question concerning representation has been raised or is threatened respecting the employees of the Parent, ICA-T or any of their respective Subsidiaries.

(iii)       Schedule 3(u)(iii) contains a true, correct and complete list of each pension, retirement, savings, deferred compensation and profit-sharing plan and each stock option, stock appreciation, stock purchase, performance share, bonus or other incentive plan, severance plan, health, group insurance or other welfare plan, or other similar plan (whether written or otherwise) and any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), under which the Parent and ICA-T has any current or future obligation or liability (including any potential, contingent or secondary liability under Title IV of ERISA) or under which any employee or former employee (or beneficiary of any employee or former employee) of the Parent and ICA-T has or may have any current or future right to benefits (the term “plan” shall include any contract, agreement (including an employment or independent contractor agreement), policy or understanding, each such plan being hereinafter referred to in this Agreement individually as a “Benefit Plan”). The Parent and ICA-T have delivered to the Buyer true, correct and complete copies of (i) each material Benefit Plan, including any amendments thereto, (ii) the summary plan description, if any, for each Benefit Plan, including any summaries of material modifications made since the most recent summary plan description, (iii) the latest annual report which has been filed with the Internal Revenue Service (the “IRS”) for each Benefit Plan required to file an annual report, and (iv) the most recent IRS determination letter for each Benefit Plan that is a pension plan (as defined in ERISA) intended to be qualified under Section 401(a) of the Code. Each Benefit Plan intended to be tax qualified under Sections 401(a) and 501(a) of the Code is and has been determined by the IRS to be tax qualified under Sections 401(a) and 501(a) of the Code and, since such determination, no amendment to or failure to amend any such Benefit Plan and no other event or circumstance has occurred that could reasonably be expected to adversely affect its tax qualified status.

17

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iv)       There are no actions, claims, audits, lawsuits or arbitrations pending, or, to the knowledge of the Parent, ICA-T and the Subsidiaries, threatened, with respect to any Benefit Plan or the assets of any Benefit Plan. Except as set forth in Schedule 3(u)(iv), each Benefit Plan has been administered in all material respects in accordance with its terms and with all applicable Legal Requirements (including, without limitation, the Code and ERISA).

(v)       The consummation of the transactions contemplated by this Agreement will not (1) entitle any employee or independent contractor of the Parent, ICA-T or any of their respective Subsidiaries to severance pay or termination benefits, (2) accelerate the time of payment or vesting, or increase the amount of compensation due to any current or former employee or independent contractor of the Parent, ICA-T or any of their respective Subsidiaries, (3) obligate Parent, ICA-T or any of their respective Subsidiaries, or any of their respective affiliates to pay or otherwise be liable for any compensation, vacation days, pension contribution or other benefits to any current or former employee, consultant, agent or independent contractor of the Parent, ICA-T or any of their respective Subsidiaries for periods before the applicable Closing Date, (4) require assets to be set aside or other forms of security to be provided with respect to any liability under a Benefit Plan, or (5) result in any “parachute payment” (within the meaning of Section 280G of the Code) under any Benefit Plan.

(vi)       No Benefit Plan is subject to the provisions of Section 412 of the Code or Part 3 of Subtitle B of Title I of ERISA. No Benefit Plan is subject to Title IV of ERISA and no Benefit Plan is a “multiemployer plan” (within the meaning of Section 3(37) of ERISA). Since inception, neither the Parent, ICA-T, their respective Subsidiaries, nor any business or entity treated as a single employer with the Parent, ICA-T or any of their respective Subsidiaries for purposes of Title IV of ERISA contributed to or was obliged to contribute to a pension plan that was at any time subject to Title IV of ERISA.

(vii)       No Benefit Plan has provided, been required to provide, provides or is required to provide, at any time in the past, present, or future, health, medical, dental, accident, disability, death or survivor benefits to or in respect of any Person beyond one year following termination of employment, except to the extent required under any state insurance law or under Part 6 of Subtitle B of Title I of ERISA and under Section 4980B of the Code. No Benefit Plan covers any individual that is not an employee or advisor of the Parent, ICA-T or any of their respective Subsidiaries, other than spouses and dependents of employees under health and child care policies listed in Schedule 3(u)(vii), true and complete copies of which have been made available to the Buyer. Except as set forth on Schedule 3(u)(vii) or except as otherwise permitted pursuant to employment agreements with the Parent or ICA-T disclosed to the Buyer, each officer of the Parent and ICA-T is currently devoting all of such officer’s business time to the conduct of the business of the Parent or ICA-T. Except as otherwise permitted pursuant to employment agreements with the Parent or ICA-T disclosed to the Buyer, the Parent and ICA-T are not aware of any officer or key employee of the Parent, ICA-T and the Subsidiaries planning to work less than full time at the Parent, ICA-T or any of their respective Subsidiaries in the future.

18

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(viii)       The Parent and ICA-T are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(v)	Title.

(i)       Real Property. Each of the Parent, ICA-T and the Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Parent, ICA-T and the Subsidiaries, all of which are set forth on Schedule 3(v)(i) (collectively, the “Real Property”). Schedule 3(v)(i) sets forth all Real Property of the Parent, ICA-T and the Subsidiaries and other than as set forth on Schedule 3(v)(i), the Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature. Any Real Property held under lease by the Parent, ICA-T and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Parent, ICA-T and the Subsidiaries.

(ii)       Fixtures and Equipment. Except as set forth on Schedule 3(v)(ii), each of the Parent, ICA-T and the Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Parent, ICA-T and the Subsidiaries in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Parent’s, ICA-T’s and the Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Except as set forth on Schedule 3(v)(ii), each of the Parent, ICA-T and the Subsidiaries own all of their respective Fixtures and Equipment free and clear of all Liens.

19

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(w)	Intellectual Property.

(i)       Except as set forth on Schedule 3(w)(i), the Parent, ICA-T and the Subsidiaries own all right, title and interest in and to, or have a valid and enforceable license to use all the Intellectual Property used by them in connection with the their respective businesses. Except as set forth on Schedule 3(w)(i), none of the Parent’s, ICA-T’s and the Subsidiaries’ Intellectual Property have expired or terminated or have been abandoned or expected to expire or terminate or are expected to be abandoned within five (5) years from this Agreement. The Parent, ICA-T and the Subsidiaries are in compliance with all contractual obligations relating to the protection of such of the Intellectual Property as they use pursuant to licenses or other agreements. The conduct of the business of the Parent, ICA-T and the Subsidiaries, to the knowledge of the Parent, ICA-T and the Subsidiaries, as currently conducted, or as reasonably be expected to be conducted, does not, and is not reasonably expected to, knowingly, conflict with or infringe any proprietary right or Intellectual Property of any third party, including, without limitation, the transmission, reproduction, use, display or modification of any content or material (including framing, and linking web site content) on a web site, bulletin board or other like medium hosted by or on behalf of the Parent, ICA-T and the Subsidiaries, except for such infringements and conflicts which would not reasonably be expected to have a Material Adverse Effect. Neither the Parent, ICA-T not their respective Subsidiaries has any knowledge of any infringement by the Parent, ICA-T or any of their respective Subsidiaries of Intellectual Property of others. There is no claim action or proceeding being made or brought, or to the knowledge of the Parent, ICA-T and the Subsidiaries, being threatened, against the Parent, ICA-T and the Subsidiaries regarding its Intellectual Property. Neither the Parent, ICA-T nor the Subsidiaries are aware of any facts or circumstances that could reasonably be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Parent, ICA-T and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(ii)       Schedule 3(w)(ii) sets forth a complete and current list of registered trademarks or copyrights, issued patents, applications therefor, or other forms of Intellectual Property registration anywhere in the world that is owned by the Parent, ICA-T or their respective Subsidiaries (“Listed Intellectual Property”) and the owner of record, date of application or issuance and relevant jurisdiction as to each. Except as set forth on Schedule 3(w)(ii), all Listed Intellectual Property is owned by the Parent, ICA-T or their respective Subsidiaries, free and clear of security interests, liens, encumbrances or claims of any nature. All Listed Intellectual Property is subsisting, unexpired, in proper form and all renewal fees and other maintenance fees that have fallen due on or prior to the effective date of this Agreement have been paid. No Listed Intellectual Property is the subject of any proceeding before any governmental, registration or other authority in any jurisdiction, except as set forth on Schedule 3(v)(ii). The consummation of the transactions contemplated hereby will not alter or impair any Intellectual Property that is owned or licensed by the Parent, ICA-T or their respective Subsidiaries.

(iii)       Schedule 3(w)(iii) sets forth a complete list of all agreements relating to Intellectual Property to which the Parent, ICA-T or their respective Subsidiaries is a party, subject or bound (the “Intellectual Property Contracts”) (other than agreements involving (A) the license of the Parent, ICA-T or their respective Subsidiaries of standard, generally commercially available “off-the-shelf” third party products that are not and will not to any extent be part of any product, service or intellectual property offering of the Parent, ICA-T or their respective Subsidiaries or (B) non-disclosure or non-use of information). Each Intellectual Property Contract: (i) is valid and binding on the Parent, ICA-T or their respective Subsidiaries, as the case may be, and, the counterparties thereto, and is in full force and effect and (ii) upon consummation of the transactions contemplated hereby shall continue in full force and effect without penalty or other adverse consequence.

20

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iv)       Except as set forth on Schedule 3(w)(iv), the Parent, ICA-T and the Subsidiaries are not under any obligation to pay royalties or other payments in connection with any agreement, nor restricted from assigning their rights respecting Intellectual Property nor will the Parent, ICA-T or their respective Subsidiaries otherwise be, as a result of the execution and delivery of this Agreement or the performance of the Parent’s or ICA-T’s obligations under this Agreement, in breach of any agreement relating to the Intellectual Property.

(v)       Except as set forth on Schedule 3(w)(v), no present or former employee, officer or director of the Parent, ICA-T or their respective Subsidiaries, or agent or outside contractor of the Parent, ICA-T or any of their respective Subsidiaries, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property that is owned or licensed by the Parent, ICA-T or their respective Subsidiaries.

(vi)       To the Parent’s and ICA-T’s knowledge: (i) none of the Listed Intellectual Property has been used, disclosed or appropriated to the detriment of the Parent, ICA-T or their respective Subsidiaries for the benefit of any Person other than the Parent, ICA-T or their respective Subsidiaries; and (ii) no employee, independent contractor or agent of the Parent, ICA-T or their respective Subsidiaries has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Parent, ICA-T or their respective Subsidiaries.

(vii)       Except as set forth on Schedule 3(w)(vii), any programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship (“Works”) that were created by employees of the Parent, ICA-T or their respective Subsidiaries were made in the regular course of such employees’ employment or service relationships with the Parent, ICA-T or their respective Subsidiaries using the Parent’s, ICA-T’s or their respective Subsidiaries’ facilities and resources and, as such, constitute either works made for hire or all rights and title to and in such Works have been fully assigned to the Parent, ICA-T or their respective Subsidiaries. Each such employee who has created Works or any employee who in the regular course of his employment may create Works and all consultants have signed an assignment or similar agreement with the Parent, ICA-T or their respective Subsidiaries confirming the Parent’s, ICA-T’s or their respective Subsidiaries’ ownership or, in the alternate, transferring and assigning to the Parent, ICA-T or their respective Subsidiaries all right, title and interest in and to such programs, modifications, enhancements or other inventions including copyright and other intellectual property rights therein.

21

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(viii)       For the purpose of this Agreement, “Intellectual Property” shall mean all of the following: (A) trademarks, service marks, service mark registrations, service names, trade dress, product configurations, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (B) inventions, discoveries, improvements, ideas, know-how, formula methodology, processes, technology, software (including password unprotected interpretive code or source code, object code, development documentation, programming tools, drawings, specifications and data) and applications and patents in any jurisdiction pertaining to the foregoing, including re-issues, continuations, divisions, continuations-in-part, renewals or extensions; (C) trade secrets, including confidential information and the right in any jurisdiction to limit the use or disclosure thereof; (D) copyrights in writings, designs software, mask works or other works, applications or registrations in any jurisdiction for the foregoing and all moral rights related thereto; (E) database rights; (F) Internet Web sites, domain names and applications and registrations pertaining thereto and all intellectual property used in connection with or contained in all versions of the Parent’s, ICA-T’s or their respective Subsidiaries’ Web sites; (G) rights under all agreements (including a license agreement) relating to the foregoing; (H) books and records pertaining to the foregoing; (I) governmental authorizations, and (J) claims or causes of action arising out of or related to past, present or future infringement or misappropriation of the foregoing.

(x)       Environmental Laws.

(i)       The Parent, ICA-T and the Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

22

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ii)	No Hazardous Materials:

a.	have been disposed of or otherwise released from any Interest of the Parent, ICA-T and the Subsidiaries in violation of any Environmental Laws; or

b.	are present on, over, beneath, in or upon an Interest or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Parent, ICA-T and the Subsidiaries of any Interest has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Parent, ICA-T and the Subsidiaries.

(iii)        Neither the Parent, ICA-T nor the Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Interest any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv)       None of the Real Property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(y)       Subsidiary Rights. Except with respect to ICA-T but if and only to the extent ICA-T is so restricted at a time in question pursuant to the S/I MSA, the Parent has the unrestricted right to vote in all respects, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of ICA-T and each of the Subsidiaries. Except with respect to the stock of ICA-T, all outstanding securities of each Subsidiary of the Parent and ICA-T is owned free and clear of all Liens by the Parent.

(z)       Tax Status.

(i)       Each of the Parent, ICA-T and the Subsidiaries has filed or caused to be filed in a timely manner (within any applicable extension periods) and in the appropriate jurisdictions all material returns, reports, information statements and other documentation (including any additional or supporting materials) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties, governmental fees and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), including, without limitation, taxes imposed on, or measured by, income, franchise, profits, gross income or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, stock transfer, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, environmental, transfer and gains taxes and customs duties (each a “Tax”) and shall include amended returns required as a result of examination adjustments made by the IRS or other Governmental Entity responsible for the imposition of any Tax (collectively, the “Returns”) and such Returns are true, correct and complete in all material respects.

23

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ii)       Each of the Parent, ICA-T and the Subsidiaries has paid all material Taxes and other assessments due from and payable by the Parent, ICA-T and the Subsidiaries on or prior to the date hereof on a timely basis except as to those set forth in Schedule 3(z)(ii). The charges, accruals, and reserves for Taxes with respect to the Parent, ICA-T and the Subsidiaries are adequate to cover Tax liabilities of the Parent, ICA-T and the Subsidiaries accruing throughout the date thereof. Except as set forth in Schedule 3(z)(ii), each of the Parent, ICA-T and the Subsidiaries has complied in all material respects with all applicable Legal Requirements relating to the payment and withholding of Taxes (including withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, and 6041 and 6049 of the Code and similar provisions under any other applicable Legal Requirements) and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required. Except as set forth in Schedule 3(z)(ii), neither the Parent, ICA-T nor the Subsidiaries has received notice of assessment or proposed assessment of any Taxes claimed to be owed by it or any other Person on its behalf. Except as set forth in Schedule 3(z)(ii), no Returns filed by or on behalf of the Parent, ICA-T and the Subsidiaries with respect to Taxes are currently being audited or examined. Except as set forth in Schedule 3(z)(ii), neither the Parent, ICA-T nor the Subsidiaries has received notice of any such audit or examination. Except as set forth in Schedule 3(z)(ii), no issue has been raised by any taxing authority with respect to the Parent, ICA-T and the Subsidiaries in any audit or examination which, by application of similar principles, could reasonably be expected to result in a proposed material adjustment to the liability for Taxes for any period not so examined.

(iii)       Except as set forth in Schedule 3(z)(iii), no known Liens have been filed and no claims are being asserted by or against the Parent, ICA-T and the Subsidiaries with respect to any Taxes (other than Liens for Taxes not yet due and payable). Neither the Parent, ICA-T nor the Subsidiaries has currently elected pursuant to the Code to be treated as an S corporation or any comparable provision of local, state or foreign law, or has made any other elections pursuant to the Code (other than elections that relate solely to entity classification, methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Parent, ICA-T and the Subsidiaries, individually or in the aggregate.

24

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iv)       No claim has ever been made, or, to the knowledge of the Parent or ICA-T, is threatened or pending, by any authority in a jurisdiction where the Parent, ICA-T and the Subsidiaries, respectively, does not file Returns that the Parent, ICA-T and the Subsidiaries are or may be subject to taxation by that jurisdiction, and neither the Parent, ICA-T nor the Subsidiaries has received any notice or request for information from any such authority. Neither the Parent, ICA-T nor the Subsidiaries has been a member of an affiliated group (as defined in Section 1504(a) of the Code) or filed or been included in a combined, consolidated or unitary income tax return other than the affiliated group of which ICA-T is currently the common parent. Neither the Parent, ICA-T nor the Subsidiaries are required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting methods initiated by the Parent, ICA-T and the Subsidiaries, and no Governmental Entity has proposed an adjustment or change in accounting method. All transactions or methods of accounting that could give rise to a substantial understatement of federal income tax as described in Section 6662(d)(2)(B)(i) of the Code have been adequately disclosed on the Parent’s, ICA-T’s and the Subsidiaries’ federal income tax returns in accordance with Section 6662(d)(2)(B) of the Code. Neither the Parent, ICA-T nor the Subsidiaries are a party to any Tax sharing or Tax indemnity agreement or any other agreement of a similar nature that remains in effect. Neither the Parent, ICA-T nor the Subsidiaries has consented to any waiver of the statute of limitations for the assessment of any Taxes or has requested any extension of time for the payment of any Taxes. Neither the Parent, ICA-T nor the Subsidiaries has ever held a material beneficial interest in any other Person, other than those listed in Schedule 3(z)(iv). Neither the Parent, ICA-T nor the Subsidiaries are obligated to make, nor as a result of any event connected with the transactions contemplated by this Agreement will become obligated to make, any payment that would not be deductible under Section 280G of the Code. Neither the Parent, ICA-T nor the Subsidiaries are a “passive foreign investment company” within the meaning of Section 1296 of the Code (a “PFIC”), and neither the Parent nor ICA-T anticipates that the Parent or ICA-T or any additional foreign Subsidiaries will become a PFIC in the foreseeable future.

(v)       The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Parent or ICA-T is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Parent’s or ICA-T’s ability to utilize such NOLs.

(aa)      Internal Accounting and Disclosure Controls. Except as disclosed in Schedule 3(aa), the Parent, ICA-T and the Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in Schedule 3(aa), the Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Parent in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Parent in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Parent’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Parent, ICA-T nor the Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Parent, ICA-T and the Subsidiaries.

25

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(bb)     Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Parent, ICA-T and the Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Parent in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(cc)      Investment Company Status. Neither the Parent, ICA-T nor the Subsidiaries are and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(dd)     U.S. Real Property Holding Corporation. Neither the Parent, ICA-T nor the Subsidiaries are, or has ever been, and so long as any of the Securities are held by the Buyer, shall become a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Parent, ICA-T and each Subsidiary shall so certify upon the Buyer’s request.

(ee)     Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to the Buyer hereunder will be, or will have been, fully paid or provided for by the Parent and/or ICA-T, and all laws imposing such taxes will be or will have been complied with.

(ff)       Bank Holding Company Act. Neither the Parent, ICA-T nor the Subsidiaries are subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Parent, ICA-T nor the Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Parent, ICA-T nor the Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

26

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(gg)     Illegal or Unauthorized Payments; Political Contributions. Neither the Parent, ICA-T nor the Subsidiaries nor, to the best of ICA-T’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Parent, ICA-T and the Subsidiaries or any other business entity or enterprise with which the Parent, ICA-T or their respective Subsidiaries is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Parent, ICA-T and the Subsidiaries.

(hh)     Money Laundering. The Parent, ICA-T and the Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(ii)       Books and Records. The books of account, ledgers, order books, records and documents of the Parent, ICA-T and the Subsidiaries accurately and completely reflect all information relating to the respective businesses of the Parent, ICA-T and the Subsidiaries, the nature, acquisition, maintenance, location and collection of each of their respective assets, and the nature of all transactions giving rise to material obligations or accounts receivable of the Parent, ICA-T or any of their respective Subsidiaries, as the case may be, except where the failure to so reflect such information would not have a Material Adverse Effect. The minute books of the Parent, ICA-T and the Subsidiaries contain accurate records of all material meetings and accurately reflect all other material actions taken by the stockholders, boards of directors and all committees of the boards of directors, and other governing Persons of the Parent, ICA-T and the Subsidiaries, respectively.

(jj)       Management. Except as set forth in Schedule 3(jj) hereto, during the past five year period, no current or former officer or director or, to the knowledge of the Parent and ICA-T, no current ten percent (10%) or greater stockholder of the Parent, ICA-T and the Subsidiaries has been the subject of:

(i)       a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)       a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

27

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iii)       any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

1.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

2.	Engaging in any particular type of business practice; or

3.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)       a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)       a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(kk)     Stock Option Plans. Neither the Parent, ICA-T nor the Subsidiaries has any stock option, equity incentive and/or other related or similar plans except as set forth in the SEC Documents (collectively, the “SOP’s”). Schedule 3(kk) sets forth for each SOP the type of and aggregate amount of securities eligible to be issued under each SOP, the categories of eligible participants thereunder and the aggregate number of equity incentive or other securities issued thereunder. Each stock option, other securities or equity incentives under the SOPs granted by the Parent, ICA-T and the Subsidiaries (as the case may be), was granted and/or issued (i) in accordance with the terms of the applicable SOP and (ii) with an exercise price at least equal to the fair market value of the Parent Common Stock or common stock or other securities on the date such would be considered granted and/or issued under GAAP and applicable law. No stock option, other securities or equity incentives granted under the SOP’s has been backdated.

28

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ll)      No Disagreements with Accountants and Lawyers. Except as disclosed in the SEC Documents, there are no material disagreements of any kind presently existing, or reasonably anticipated by the Parent, ICA-T and the Subsidiaries to arise, between the Parent, ICA-T and the Subsidiaries and the accountants and lawyers formerly or presently employed by the Parent, ICA-T and the Subsidiaries and the Parent, ICA-T and the Subsidiaries are current with respect to any fees owed to its accountants and lawyers which could affect ICA-T’s and the Subsidiary’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Parent, ICA-T and the Subsidiaries had discussions with its accountants about its Financial Statements previously filed with the SEC. Based on those discussions and/or otherwise, neither the Parent nor ICA-T has no reason to believe that it will need to restate any Financial Statements or any part thereof.

(mm)   No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Parent, ICA-T, any of their respective predecessors, any affiliated issuer, any director, executive officer, other officer of the Parent or ICA-T participating in the purchase and sale of any of the Securities (or other transactions) contemplated hereby and in the Transaction Documents, any beneficial owner of 20% or more of the Parent’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Parent or ICA-T in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Parent and ICA-T have exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Parent and ICA-T have complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyer a copy of any disclosures provided thereunder.

(nn)   Other Covered Persons and Related Matters. Except as disclosed in Schedule 3(nn), the Parent and ICA-T are not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of the Buyer or potential purchasers in connection with the sale of any Regulation D Securities. To the best knowledge of the Parent and/or ICA-T, no holder of any securities of the Parent, ICA-T nor any employee, officer, director and/or consultant or advisor to or of the Parent, ICA-T and the Subsidiaries are a Bad Actor subject to a Disqualification Event.

(oo)   No Additional Agreements. Neither the Parent nor ICA-T have any agreement or understanding with the Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

29

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(pp)   Public Utility Holding Act. None of the Parent, ICA-T nor the Subsidiaries are a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(qq)   Federal Power Act. None of the Parent, ICA-T nor the Subsidiaries are subject to regulation as a “public utility” under the Federal Power Act, as amended.

(rr)     Ranking of Notes. Other than as set forth on Schedule 3(rr), no Indebtedness of the Parent, ICA-T and/or any Subsidiaries, at the Closing will be in any manner and/or for any reason (i) senior to the Notes and/or any other liabilities and/or obligations of the Parent, ICA-T and/or any Subsidiaries to the Buyer in right of payment or otherwise, and/or (ii) pari passu with the Notes and/or any other liabilities and/or obligations of the Parent, ICA-T and/or any Subsidiaries to the Buyer in right of payment and/or in otherwise, whether with respect to payment, redemptions, principal, interest, Late Charges (as defined in the Note), damages, upon liquidation, dissolution or otherwise.

(ss)    Customers; Suppliers.

(i)       Schedule 3(ss)(i) attached hereto sets forth a true and correct list of (a) all customers of the Parent, ICA-T and the Subsidiaries with annual gross sales (as calculated pursuant to GAAP, consistently applied in accordance with past practices) in excess of $250,000 in terms of gross sales during the fiscal year ended December 31, 2016 and for the twelve month period ended as of the date hereof (collectively, the “Major Customers”).

(ii)       Schedule 3(ss)(ii) attached hereto lists, and the Parent and ICA-T have previously provided to the Buyer a copy of, all written contracts, commitments, agreements and other arrangements with Major Customers, including all amendments, modifications and supplements thereto. Except as set forth on Schedule 3(ss)(ii), there are no material oral contracts, commitments, agreements and other arrangements between the Parent, ICA-T or each of their respective Subsidiaries, on the one hand, and any Major Customer, on the other hand.

(iii)       Except as disclosed Schedule 3(ss)(iii), neither the Parent, ICA-T nor the Subsidiaries has received any written or oral notice, and neither the Parent, ICA-T nor the Subsidiaries has any reason to believe, that any Major Customer (i) has ceased, or in the reasonably foreseeable future may cease, to use the services of the Parent, ICA-T and the Subsidiaries, (ii) has substantially reduced, or in the reasonably foreseeable future may substantially reduce, the use of the services of the Parent, ICA-T and the Subsidiaries or (iii) has terminated or materially altered, or in the reasonably foreseeable future would reasonably be expected to terminate or materially alter its business relations with the Parent, ICA-T and the Subsidiaries, in each case as a result of the consummation of the transactions contemplated hereby or otherwise.

30

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iv)       Neither the Parent, ICA-T nor the Subsidiaries has received any written or oral notice, and neither the Parent, ICA-T nor the Subsidiaries has any reason to believe, that any material partner, supplier or vendor to the Parent, ICA-T and the Subsidiaries has terminated or materially altered, or in the reasonably foreseeable future would reasonably be likely to terminate or materially alter, its business relations with the Parent, ICA-T and the Subsidiaries, in each case as a result of the transactions contemplated hereby or otherwise.

(tt)     Dilutive Effect. The Parent and ICA-T each understands and acknowledges that the number of Parent Underlying Shares will increase in certain circumstances. The Parent and ICA-T each further acknowledges that the Parent’s obligation to issue the Parent Conversion Shares pursuant to the terms of the Notes and Parent Warrant Shares pursuant to the terms of the Parent Warrant in accordance with this Agreement, the Notes and the Parent Warrant is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Parent.

(uu)    Disclosure. No statement made by the Parent or ICA-T in this Agreement, any other Transaction Document or the exhibits and schedules attached hereto or in any certificate or schedule furnished or to be furnished by or on behalf of the Parent and/or ICA-T to the Buyer or any of their representatives in connection with the transactions contemplated hereby and/or thereby and/or in any other Transaction Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. The Parent and ICA-T each confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Parent, ICA-T and the Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Parent and ICA-T each understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Parent and ICA-T each. Each press release issued by the Parent, ICA-T and the Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. To each of the Parent’s and ICA-T’s knowledge, no event or circumstance has occurred or information exists with respect to the Parent, ICA-T and the Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Parent or ICA-T but which has not been so publicly disclosed. The due diligence materials previously provided by or on behalf of the Parent and ICA-T to the Buyer (the “Due Diligence Materials”), have been prepared in a good faith effort by the Parent and ICA-T to describe the Parent and ICA-T’s present and proposed products, and projected growth of the Parent and ICA-T and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, except that with respect to assumptions, projections and expressions of opinion or predictions contained in the Due Diligence Materials. The Parent and ICA-T each acknowledge and agree that the Buyer does not make nor has made any representations or warranties with respect to the transactions contemplated hereby and/or in the other Transaction Documents other than those specifically set forth in Section 2.

31

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(vv) Acknowledgement Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Parent and ICA-T that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, the Buyer has not been asked by the Parent, ICA-T and the Subsidiaries to agree, nor has any Buyer agreed with the Parent, ICA-T and the Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Parent and/or ICA-T, or “derivative” securities based on securities issued by the Parent and/or ICA-T or to hold any of the Securities for any specified term; (ii) the Buyer, and counterparties in “derivative” transactions to which the Buyer is a party, directly or indirectly, presently may have a “short” position in the Parent Common Stock which was established prior to the Buyer’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Parent and ICA-T each further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) the Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Parent Warrant Shares or Parent Conversion Shares, as applicable, deliverable with respect to the Securities are being determined and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Parent and ICA-T both at and after the time the hedging and/or trading activities are being conducted. The Parent and ICA-T each acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Parent Warrant or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ww)  Liens. Other than as set forth on Schedule 3(ww), there are no Liens on any of the assets of the Parent, ICA-T and/or the Subsidiaries.

(xx)     Shell Company Status. The Parent is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(yy)   Material Contracts. All Material Contracts of the Parent and the Subsidiaries are set forth on Schedule 3(yy) and each has been filed with the SEC (as defined below). An accurate, current and complete copy of each of the Material Contracts has been furnished to Buyers and each of the Material Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. Each of the Material Contracts is in full force and effect and is a valid and binding obligation of the parties thereto in accordance with the terms and conditions thereof. To the knowledge of the Parent and ICA-T and each of their respective officers, all obligations required to be performed under the terms of each of the Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any obligation of any party thereto or the creation of any encumbrance upon any of the assets of the Parent and ICA-T. Further, the neither the Parent nor ICA-T has received notice, nor does ICA-T or the Parent have any knowledge, of any pending or contemplated termination of any of the Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally. “Material Contract” means any contract to which the Parent, ICA-T and the Subsidiaries are a party or by which it is bound which has been filed or is required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K promulgated by the SEC. Notwithstanding anything to the contrary provided herein or elsewhere, for purposes of the Transaction Documents, the term Material Contracts includes the Sanofi Documents.

(zz)     Registration Eligibility. The Parent is eligible to register the Registrable Securities (as defined below) for sale or resale on a Registration Statement on Form S-1.

32

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

4.	COVENANTS.

(a)       Best Efforts. The Buyer shall use its best efforts to timely satisfy each of the covenants under this Section 4 and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Parent and ICA-T shall each use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)       Form D and Blue Sky. The Parent and ICA-T shall each file a Form D with respect to the Securities issued and/or sold by each as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Parent and ICA-T shall, on or before the Closing Date, take such action as the Parent and ICA-T shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. Without limiting any other obligation of the Parent and ICA-T under this Agreement, the Parent and ICA-T shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Parent and ICA-T shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c)       Reporting Status. Until the Business Day immediately following to the day on which the Buyer or any transferee or assignee thereof to which the Buyer assigns its rights as a holder of Securities (each an “Investor”, and collectively, the “Investors”) shall have sold all of the Parent Underlying Shares (the “Reporting Period”), the Parent (or its Successor Entity (as defined in the Notes)), shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Parent (or its Successor Entity (as defined in the Notes)) shall not terminate the registration of the Parent Common Stock under Section 12 of the 1934 Act and/or the Parent’s status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. The Parent shall maintain its eligibility to register the Registrable Securities on Form S-1.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(d)       Use of Proceeds. (i) the Parent shall use the net proceeds from the Parent Purchase Price to (A) repay the $1,500,000 aggregate principal amount of the 8% notes sold by the Parent in April 2017 (the “Parent Bridge Notes”) and all accrued but unpaid interest thereon, and (B) the balance for general corporate and working capital purposes including payments made against the $1,400,000 amount owed by the Parent to Dentons pursuant to the Settlement and Release Agreement dated May 11, 2017 by and between Dentons and the Parent (the “Denton Settlement Agreement”), and (ii) ICA-T shall use the net proceeds from the ICA-T Purchase Price for general corporate and working capital purposes of ICA-T; provided, however, notwithstanding anything to the contrary provided herein or elsewhere, except as expressly provided in this “d,” neither the Parent nor ICA-T shall use any of the net proceeds of the Parent Purchase Price or ICA-T Purchase Price, respectively, for (A) as to ICA-T, the repayment of any Indebtedness of ICA-T other than Permitted Indebtedness (as defined in the ICA-T Note), as to the Parent, other than Permitted Indebtedness (as defined in the Parent Note), (B) the redemption or repurchase of any securities of the Parent, ICA-T and the Subsidiaries, or (C) except for the payments pursuant to the Denton Settlement Agreement, the settlement of any outstanding litigation; provided, further, ICA-T will not use any of such proceeds in violation of the Sanofi Documents.

(e)       Financial and Other Information. The Parent agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income, statements, stockholder’s equity statements and/or cash flow statements for any period other than annually, any Current Reports on Form 8-K, any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, facsimile copies of all press releases issued by the Parent, ICA-T and the Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR or made permanently available on the Parent or ICA-T’s website, copies of any notices and other information made available or given to the stockholders of the Parent generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)       Inspection. In addition to the inspection and related rights of the Buyer as set forth in the Notes, the Parent and ICA-T shall permit any representative that the Buyer or the Collateral Agent authorizes, including attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of the Parent, ICA-T and the Subsidiaries at reasonable times and upon reasonable notice during normal business hours but no more than once per quarter; provided that they execute the Parent’s and/or ICA-T’s standard confidentiality agreement. In addition, any such representative shall have the right to meet with management and officers of the Parent, ICA-T and the Subsidiaries and/or their representatives to discuss such books of account and records including, but not limited to, the accountants and legal counsels of the Parent, ICA-T and the Subsidiaries. In addition, the Collateral Agent and the Buyer shall be entitled at reasonable times and intervals to consult with and advise the management and officers of the Parent, ICA-T and the Subsidiaries concerning significant business issues affecting the Parent, ICA-T and the Subsidiaries.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(g)       Listing. In the event the Parent becomes a Trading Issuer (as defined in the Note) or the Parent Common Stock otherwise becomes listed or designated for quotation (as the case may be) on an Eligible Market or otherwise, the Parent shall take any and all action to ensure all Parent Underlying Shares are listed or designated for quotation (as the case may be) on such Eligible Market and shall maintain the listing or designation for quotation (as the case may be) of all Parent Underlying Shares from time to time issuable under the terms of the Transaction Documents on the Eligible Market upon which the Parent Common Stock is then listed or designated for quotation (as the case may be) or any other Eligible Market. The Parent shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g). No event has occurred and to the best knowledge of the Parent, there is no reason why the Parent Common Stock cannot be listed and trade on any Eligible Market, subject to meet the specific shareholder and financial requirements thereof.

(h)       Fees, Etc. At and as a condition to the Closing, the Parent and ICA-T shall reimburse the Buyer for all costs and expenses incurred by it or its affiliates in connection with its due diligence up to $20,000 of which $6,000 was previously paid, structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents. Notwithstanding and in addition to the above, the Parent and ICA-T shall also pay (i) the legal fees incurred by the Buyer to Gusrae Kaplan Nusbaum PLLC, legal counsel to the Buyer, and local real estate counsel to the Buyer in the State where any Real Property of the Parent, ICA-T and the Subsidiaries are located, up to $75,000 in the aggregate less $10,000 previously paid, and (ii) all documented costs and expenses incurred by such legal counsels including, but not limited to Lien, judgment, tax, and UCC and related searches, and all filing fees including, but not limited to, all UCC-1 Financing Statements, UCC-3 Termination Statements, if any, USPTO filings and all recordation fees and related costs and expenses (collectively, the “Transaction Expenses”). Such Transaction Expenses shall be withheld by the Buyer from the Purchase Price paid to the Parent and ICA-T at the Closing, less $10,000 previously paid by the Parent to the Buyer; provided, that ICA-T shall promptly reimburse Buyer and Gusrae Kaplan Nusbaum PLLC on demand for all Transaction Expenses not so invoiced and/or reimbursed through such withholding at the Closing or otherwise upon the provision of reasonable satisfactory evidence of such expense including, but not limited to, all Lien (UCC, USPTO, Etc.), judgment, bankruptcy searches, which will be paid upon delivery of each invoice from the service provider or other Person. The Parent and ICA-T shall be responsible for the payment of any placement agent’s fees, financial advisory fees, Controlled Account Bank fees, DTC fees, transfer agent fees, listing fees, if any, fees or broker’s commissions, filing and/or recordation fees, blue sky fees relating to or arising out of the transactions contemplated hereby and in the other Transaction Documents. The Parent and ICA-T shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses as and when incurred) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement and/or any other Transaction Document shall bear its own expenses in connection with the sale of the Securities to the Buyer. The Parent and ICA-T, however, shall be jointly and severally responsible and pay any and all reasonable attorneys’ and other professionals’ fees and expenses incurred by the Collateral Agent and/or the Buyer (as and when incurred) after the Closing in connection with or related to: (a) the Transaction Documents and/or any of the transactions contemplated and/or arising therefrom; (b) the administration, collection, or enforcement of the Transaction Documents; (c) the amendment or modification of the Transaction Documents; (d) any waiver, consent, release, or termination under the Transaction Documents; (e) the perfection of Liens on, the protection, preservation, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, regulatory, administrative, arbitration, or out of court proceeding in connection with or related to the Parent, ICA-T, each of their respective Subsidiaries, Collateral, any of the Transaction Documents and/or any transaction contemplated hereby and/or thereby or otherwise, related to and/or arising therefrom and from any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to the Parent, ICA-T, each of their respective Subsidiaries, the Collateral, the Transaction Documents, including representing the Collateral Agent and the Buyer in any adversary proceeding or contested matter commenced or continued by or on behalf of the Parent, ICA-T and the Subsidiaries’ estate, property and/or any appeal or review thereof.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(i)       Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Parent and ICA-T each acknowledge and agree that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Parent or ICA-T, as the case may be, with any notice thereof or otherwise make any delivery to the Parent or ICA-T, as the case may be pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Parent and ICA-T each hereby agrees to execute and deliver such documentation as a pledgee of the Securities as the Buyer may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer.

(j)       Disclosure of Transaction, Etc.

(i)       Disclosure of Transaction. The Parent shall, on or before 9:30 a.m., New York time, no later than the fourth (4th) Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Buyer disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 9:30 a.m., New York time, no later than the fourth (4th) Business Day after the date of this Agreement, the Parent shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Note, the form of the Parent Warrant, the form of Guaranties and the form of Security Documents) (including all attachments, the “8-K Filing”).

(ii)       Limitations on Disclosure. The Parent and ICA-T shall not, and the Parent and ICA-T shall cause each of the Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Parent, ICA-T and/or any of the Subsidiaries from and after the date hereof without the express prior written consent of the Buyer (which may be granted or withheld in the Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(m) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Parent, ICA-T and/or any of the Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Buyer), in addition to any other remedy provided herein or in the Transaction Documents, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Parent, ICA-T, any of their respective Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Buyer shall not have any liability to the Parent, ICA-T, any of the Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Parent, ICA-T or any of the Subsidiaries delivers any material, non-public information to the Buyer without the Buyer’s prior written consent, the Parent and ICA-T hereby covenant and agree that the Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Parent, ICA-T nor the Subsidiaries nor any Buyer shall issue any press releases or any other public statements (other than the filing of a Current Report on Form 8-K) with respect to the transactions contemplated hereby; provided, however, the Parent shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Buyer shall be notified by the Parent of any such press release or other public disclosure prior to its release). Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Parent expressly acknowledges and agrees that the Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Parent, the Parent and/or any of their respective Subsidiaries.

36

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iii)       Other Confidential Information. In addition to other remedies set forth in this Section 4(j), and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Parent, ICA-T, any of their respective Subsidiaries, or any of their respective officers, directors, employees or agents, provides the Buyer with material non-public information relating to the Parent, ICA-T and/or any of the Subsidiaries (each, the “Confidential Information”), and such disclosure is without the consent of the Buyer, the Parent shall on the Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Parent shall have disclosed all Confidential Information provided to the Buyer and/or any of its affiliates by the Parent, ICA-T and the Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents other than material non-public information relating to the Parent, ICA-T and/or any of the Subsidiaries provided to the Buyer prior written consent of the Buyer. In addition, effective upon such Disclosure, the Parent and ICA-T acknowledge and agree that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Parent, ICA-T, any of the Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of their affiliates, on the other hand, shall terminate with respect to material non-public information relating to the Parent, ICA-T and/or any of the Subsidiaries provided to the Buyer without the Buyer’s prior written consent . For purposes of this Agreement, the term “Required Disclosure Date” means (x) if the Buyer authorized the delivery of such Confidential Information, either (I) if the Parent and the Buyer have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the fifth (5th) calendar day after the date the Buyer first received any Confidential Information or (y) if the Buyer did not authorize the delivery of such Confidential Information, the first (1st) Business Day after the Buyer’s receipt of such Confidential Information. Notwithstanding anything to the contrary contained in this Agreement, the Parent and ICA-T shall not be required to publicly disclose any material, non-public information relating to ICA-T, the Parent and/or any of the Subsidiaries that is provided to the Buyer if the Buyer consents in writing to the receipt of such information.

(k)       Conduct of Business. The business of the Parent, ICA-T and the Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity.

(l)       Other Notes; Variable Securities. So long as the Buyer and/or any of its transferees, affiliates and/or related persons own (beneficially or otherwise) any Securities, neither the Parent, ICA-T or any of the Subsidiaries shall issue, sell and/or enter into an agreement to effect any sale of Notes and/or any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Parent, ICA-T or any of the Subsidiaries (i) issues or sells any Common Stock Equivalents (as defined in the Notes), Convertible Securities (as defined in the Notes) either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Parent Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Parent, ICA-T and/or any Subsidiary or the market for the Parent Common Stock, or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Parent, ICA-T and the Subsidiaries may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). The Buyer shall be entitled to obtain injunctive relief against the Parent, ICA-T and/or any of the Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding anything to the contrary provided herein or elsewhere, neither ICA-T nor any other Subsidiary shall directly and/or indirectly issue any capital stock (other than the 100 shares of ICA-T capital stock and the capital stock of each Subsidiary) issued and outstanding as of the date hereof, all of which and all of whose voting stock is owned solely and exclusively by the Parent. Notwithstanding anything to the contrary contained herein, a Variable Rate Transaction shall not include an “at the market” offering.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(m)       Participation Right. Until the two (2) year anniversary of the Closing Date, the Buyer shall have the right (the “Participation Right”), but not the obligation to participate in all Subsequent Placements, up to the aggregate initial original principal amount of the Notes at Closing, other than Exempt Issuances, on the terms and conditions so negotiated between the Parent and/or ICA-T on the one hand and the Buyer on the other. For the purpose of this Agreement, the following definitions shall apply:

a.       “Exempt Issuance” means the issuance of (a) shares of Parent Common Stock or options to purchase shares of Parent Common Stock issued pursuant to any stock or option plan duly adopted for such purpose, by the Parent’s board of directors and a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) shares of Parent Common Stock issuable upon the exercise or exchange of or conversion of any of the Notes, the Parent Warrant issued hereunder and/or any Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities have not been amended since their original issue, (c) securities issued in lieu of cash pursuant to merger, consolidation, acquisition or strategic transactions approved by a majority of the disinterested directors of the Parent, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Parent and in which the Parent receives benefits in addition to any investment of funds, but shall not include a transaction in which the Parent is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and/or being issued to affiliates, employees and/or related persons of the Parent and/or any of its affiliates, (d) securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing having such terms and on such terms and conditions and from a bank or similar financial institution, all as approved by a majority of the disinterested directors of the Parent, (e) securities to an entity as a component of any business relationship with such entity primarily for the purpose of a joint venture or licensing activity or another arrangement involving a corporate partner primarily for purposes other than raising capital, and (f) issuance of securities pursuant to a stock dividend or stock split except as otherwise prohibited and/or limited in this Note and/or any other Transaction Document.

b.        “Subsequent Placement” means any issuance, offer, sale, grant for capital raising purposes of any option or right to purchase, or other disposal by the Parent or any of its affiliates and/or Subsidiaries, directly or indirectly, of any debt securities including, but not limited to, convertible debt, debt issued with equity components or debt not considered a “security” under the 1933 Act and any short term instruments (as defined in the 1933 Act) of the Parent, ICA-T and the Subsidiaries.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(n)        Passive Foreign Investment Company. ICA-T and the Parent shall conduct its business, and shall each cause each of its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that ICA-T and the Parent will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(o)       Restriction on Redemption and Cash Dividends. So long as any Securities are outstanding and except as expressly provided herein, neither the Parent nor ICA-T shall, and the Parent and ICA-T shall cause each Subsidiary not to, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities (other than Securities) of the Parent, ICA-T or any Subsidiary without the prior express written consent of the Buyer, other than intercompany dividends (“Intercompany Dividends”) from any Subsidiary to the Parent provided all of such Subsidiary’s operations are in the United States and it does not have any foreign bank or similar account; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, all Intercompany Dividends shall be prohibited commencing on the date an Event of Default occurs and continuing through and including the tenth (10th) Business Day following the date the Collateral Agent receives written notice from ICA-T and the Parent signed by the CFO of ICA-T and the Parent that such Event of Default has been cured and no longer exists.

(p)       Corporate Existence. So long as the Buyer beneficially owns the Notes and the Parent Warrant, the Parent shall not and shall cause each Subsidiary not to be a party to any Fundamental Transaction (as defined in the Note) unless the Parent is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, this Agreement and the Parent Warrant.

(q)        Stock Splits. Until the Notes are no longer outstanding, the Parent shall not effect any stock combination, reverse stock split or other similar transaction submitted for stockholder approval at a meeting of the shareholders of the Parent or via written consent of stockholders (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Buyer, which consent shall not be unreasonably withheld.

(r)       Collateral Agent. The Buyer is the collateral agent hereunder, under the other Security Documents and the other Transaction Documents (in such capacity, the “Collateral Agent”), and (ii) as the Collateral Agent (as well as its officers, directors, employees and agents) is and shall be entitled to take such action on the Buyer’s and any of its assignees’ and/or transferees’ behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof, the other Transaction Documents including the Security Documents, a fiduciary relationship in respect of any assignee and/or transferee of the Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any assignee and/or transferee of the Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, any assignee and/or transferee of the Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees, affiliates and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

39

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(s)       Successor Collateral Agent.

(i)       The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Parent and ICA-T and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below.

(ii)       Upon any such notice of resignation or removal, the Buyer shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4(s) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

(iii)       If a successor collateral agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Buyer appoints a successor collateral agent as provided above.

(iv)       In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4(s) that is not the Buyer or an affiliate of the Buyer (or the Buyer or the Collateral Agent (or its successor), as applicable, notify the Parent and ICA-T that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4(s)), the Parent, ICA-T and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Buyer or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Parent, ICA-T and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Parent, ICA-T and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

40

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(t)       New Subsidiaries. Neither the Parent, ICA-T nor the Subsidiaries shall form or acquire any Foreign Subsidiaries without the express prior written consent of the Collateral Agent and the Buyer, which written consent shall, among other conditions, be conditioned upon, among other items, compliance by the Parent, ICA-T and each Subsidiary of Section 4(x).

(u)       General Solicitation. None of the Parent, ICA-T, any of their respective affiliates or any Person acting on behalf of the Parent, ICA-T or any such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(v)       Integration. None of the Parent, ICA-T, any of their respective affiliates or any Person acting on behalf of the Parent, ICA-T or any such affiliates will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security which will be integrated with the sale of the Securities in a manner which would require the registration of any of the Securities under the 1933 Act or result in rescission rights.

(w)       Notice of Disqualification Events. The Parent and ICA-T will notify the Buyer in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(x)       Subsidiary Guarantees, Etc. For so long as any of the Notes remain outstanding, upon any entity becoming a Subsidiary, the Parent and ICA-T shall cause each such Subsidiary to become party to all of the Security Documents, to the extent required in the Security Documents and take all actions required by the Security Documents in form and substance satisfactory to the Collateral Agent and the Buyer.

(y)       Public Information. At any time during the period commencing on Closing Date and ending at such time that all of the Parent Conversion Shares and Parent Warrant Shares may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Parent shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) if the Parent becomes an issuer described in Rule 144(i)(1)(i), and the Parent shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”), then, as partial relief for the damages to any holder of the Notes, the Parent Warrant and/or the Parent Conversion Shares by reason of any such delay in or reduction of its ability to sell these securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Parent shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder’s Notes and Parent Conversion Shares and Parent Warrant Shares on the day of a Public Information Failure and on every thirtieth day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Notes, the Parent Warrant, the Parent Warrant Shares and/or Parent Conversion Shares from selling such securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 4(y) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid in cash, by wire transfer to the Buyer on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Parent fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(z)       Books and Records. The Parent and ICA-T will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the asset and business of the Parent, ICA-T and the Subsidiaries in accordance with GAAP.

(aa)    Closing Documents. On or prior to ten (10) calendar days after the Closing Date, the Parent and ICA-T each agree to deliver, or cause to be delivered, to the Buyer and Gusrae Kaplan Nusbaum PLLC a complete closing set of the executed Transaction Documents, Securities, Parent Underlying Shares and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

(bb)   Information Related to Sanofi. Notwithstanding anything to the contrary provided herein or elsewhere including, but not limited to, any of the other Transaction Documents, and in addition to all other requirements of the Parent, ICA-T and each Subsidiary to provide to the Buyer and the Buyer’s rights to obtain from the Parent, ICA-T and each Subsidiary, whether provided in this Agreement and/or any other Transaction Document, the Parent and ICA-T shall immediately but no later than two (2) business days or three (3) calendar days following (i) ICA-T and/or the Parent becoming aware of and/or receipt by any such party from Sanofi, the Trustee (as defined in the S/I Deed of Trust) and/or any of their respective affiliates, officers, directors, agents and/or representatives of notice (whether oral, in writing or otherwise) of any event of default (or any event that with the passage of time or the giving of notice (or both) would constitute an event of default), a default and/or a breach by the ICA-T and/or the Parent under any of the Sanofi Documents (including, but not limited to, any sale and/or notice of any intended sale of the Property/Facilities and/or any foreclosure or notice of foreclosure relating to the Property/Facilities including under the S/I Deed of Trust, any intended or actual termination of any Sanofi Documents and/or any claim made against ICA-T and/or the Parent including a claim for indemnification under any S/I Document (even if contemplated in any such of the following documents) to the S/I MSA, the S/I Deed of Trust and/or the S/I APA.

(cc)   Conversion/Exercise Procedures. The form of Conversion Notice (as defined in the Note) and Notice of Exercise (as defined in the Parent Warrant) set forth the totality of the procedures required of the Buyer in order to convert the Notes and/or exercise the Parent Warrant. Except as provided in Section 5(c), no additional legal opinion, other information or instructions shall be required of the Buyer to convert their Notes or exercise their Parent Warrant. The Parent shall honor conversions of the Notes and exercises of the Parent Warrant and shall deliver the Parent Underlying Shares in accordance with the terms, conditions and time periods set forth in the Notes and the Parent Warrant.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(dd)    [INTENTIONALLY LEFT BLANK]

(ee)    No Foreign Subsidiaries. None of the Parent, ICA-T and/or any Subsidiary shall directly and/or indirectly make any direct and/or indirect payment in any form and/or manner (including, but not limited to, dividends and/or distributions and/or otherwise to or for the benefit of any Foreign Subsidiary without the express prior written consent of the Buyer so long as any Securities remain outstanding.

(ff)     Information Rights. For so long any of the Notes remain outstanding, but prior to the closing date of the earliest to occur of a (i) Qualified PO, (ii) the sale of all of substantially all of the assets of the Parent, ICA-T and the Subsidiaries, and (iii) the sale of all of the issued and outstanding securities of the Parent, ICA-T and the Subsidiaries, and regardless of whether or not the Parent is required to file any forms, reports or documents with the SEC, the Parent and ICA-T shall deliver to the Buyer, the following financial statements and/or information of the Parent, ICA-T and the Subsidiaries and the Buyer hereby consents to the delivery of the information set forth below in accordance with the terms hereof despite the fact that such information may constitute Confidential Information, provided that the Parent, the Company and/or each Subsidiary who is providing any such information to the Buyer, shall inform the Buyer in writing at least three (3) Business Days prior to the date any such information is actually delivered to the Buyer (“Information Delivery Date”), and the Buyer shall have the right until 11:59pm on the date 2 Business Days from the date the Buyer received written notice that such information was being delivered to it, to inform the Parent that the Buyer does not want to receive such information and as a result thereof, such information shall not be delivered to the Buyer:

(I)       Within twenty one (21) calendar days after the end of each calendar month (with May 2017 being the first month) (A) unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, (B) monthly accounts receivable and accounts payable statements as of the last day of each month, and which items set forth in (A)–(B) shall be accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against the Parent, ICA-T and the Subsidiaries) or any other occurrence that would reasonably be expected to have a Material Adverse Effect on the Parent, ICA-T and the Subsidiaries, all certified in writing by the Parent’s and ICA-T’s Chief Executive Officer and Chief Financial Officer stating that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;

(II)       Within forty five (45) calendar days (or 50 calendar days if the Parent files a Notification of Late filing on Form 12b-25 with the SEC (a “12b-25”) for such period) after the end of each calendar quarter (A) unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and (B) monthly accounts receivable and accounts payable statements as of the last day of each month accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against the Parent, ICA-T and the Subsidiaries) or any other occurrence that would reasonably be expected to have a Material Adverse Effect on the Parent, ICA-T and the Subsidiaries, certified by the Parent’s and ICA-T’s Chief Executive Officer and Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments. The Parent and ICA-T shall provide both such information, the most recent capitalization table for the Parent, ICA-T and the Subsidiary, including the exercise price of all employee stock options and other securities issued during such period, as certified by the CEO and CFO of the Parent and ICA-T;

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(III)       within ninety (90) calendar days (or one hundred twenty (120) calendar days if the Parent files a 12b-25 for such period)) after the end of each fiscal year audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by the Parent and reasonably acceptable to the Collateral Agent, accompanied by any management report from such accountants, and (B) monthly accounts receivable and accounts payable statements as of the last day of each month of the Parent, ICA-T and the Subsidiaries. The Parent also shall provide to the Buyer with such information the most recent capitalization table for the Parent, ICA-T and each of their respective Subsidiaries, including the exercise price of all employee stock options and other securities issued during such period, as certified by the CEO and CFO of the Parent and ICA-T;

(IV)       Additionally, no later than the twenty first (21st) Business Day from the last calendar day of each calendar month, the Parent and ICA-T shall deliver to the Buyer (simultaneously with the information required in Section 4(ff)(I)) monthly account payable and account receivable statements.

(V)       All monthly, quarterly and annual information required to be provided by the Parent and ICA-T to the Buyer shall be in writing and in form and substance reasonably satisfactory to the Buyer. All such information shall be certified in a writing signed by the Parent’s and ICA-T’s Chief Executive Officer and Chief Financial Officer as being true and correct.

(VI)       In addition to the above, upon request from the Buyer, the Parent and ICA-T shall provide the Buyer, no later than the third (3rd) Business Day of any request, a status update on matters relating to the business and operations of the Parent, ICA-T and the Subsidiaries, including, but not limited to, manufacturing and capital expenditures, shipment of products, sales pipeline, decisions of the board of directors of the Parent, ICA-T and the Subsidiaries and regulatory and licensing issues, and such information and such other information including, but not limited to, status updates, clarifications of previously provided information including supporting documentation and written explanations.

(VII)       The Parent and ICA-T may satisfy its obligations under clauses “II” and “III” of this Section 4(ff)(II) and (III) (as applicable) by delivery (i) for each calendar quarter, a quarterly report on Form 10-Q for such quarter, if timely filed with the SEC in accordance with SEC rules and regulations, and (ii) for each calendar year, an Annual Report on Form 10-K for such year, if timely filed with the SEC in accordance with SEC rules and regulations.

(gg)    Reservation of Shares. So long as any of the Notes and/or the Parent Warrant remain outstanding, the Parent and ICA-T shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the sum of (x) the sum of (A) ICA-T’s Required Reserve Amount (as defined in and related to ICA-T Note), and (B) the Parent’s Required Reserve Amount (as defined in and related to the Parent Note), plus (y) the Required Reserved Amount (as defined in and relating to the Parent Warrant) (collectively, the “SPA Required Reserve Amount”); provided that at no time shall the number of shares of Parent Common Stock reserved pursuant to this Section 4(gg) be reduced. If at any time the number of shares of Parent Common Stock authorized and reserved for issuance is not sufficient to meet the SPA Required Reserve Amount (an “Authorized Share Failure”), the Parent shall immediately take all action necessary to increase the Parent authorized shares of Parent Common Stock to an amount sufficient to allow the Parent to reserve the SPA Required Reserve Amount. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Parent shall either (i) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Parent Common Stock or (ii) have rectified such Authorized Share Failure by increasing the required SPA Reserve Amount by obtaining approval by written request of the required percentage of issued and outstanding shares of Parent Common Stock and having taken all other such actions to effectuate the same. In connection with a meeting described in “(i)” above, the Parent shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Parent Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Nothing contained in this Section 4(gg) shall limit any obligations of the Parent and/or ICA-T under any provision of the Transaction Documents.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

5.	REGISTER; LEGEND.

(a)       Register. (i) The Parent (and ICA-T as to the ICA-T Note) shall maintain at its principal executive offices (or such other office or agency of the Parent (or ICA-T with regard to holders of any ICA-T Notes) as it may designate by notice to each holder of Securities), a register for the Notes, the Parent Warrant and the Parent Underlying Shares in which the Parent shall record the name and address of the Person in whose name the Notes, the Parent Warrant and the Parent Underlying Shares have been issued; provided that such information is provided to the Parent by the Buyer (including the name and address of each transferee) and the principal amount of the Notes held by such Person and number of shares issuable upon exercise of the Parent Warrant. The Parent shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

(b)       Legends. The Buyer understands that the Securities have been and will be issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER OR THE PARENT IN A FORM REASONABLY ACCEPTABLE TO THE PARENT, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

[NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE PARENT. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.]

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(c)        Transfer Agent Instructions. The Parent and ICA-T shall issue irrevocable instructions to the Transfer Agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in the form annexed hereto as Exhibit J (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Buyer or its respective nominee(s), for the shares of Parent Common Stock issuable upon conversions of the Notes and exercise of the Parent Warrant in such amounts as specified from time to time by the Buyer to the Parent and ICA-T upon conversions of the Notes and/or exercises of the Parent Warrant. The Parent and ICA-T each represent and warrant that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(c), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Parent and ICA-T to the Transfer Agent with respect to the Securities, and that the Securities (as the case may be) and ending on the date of receipt by the Buyer of such shares without restrictive legend and the required payment. Such shares shall be freely transferable on the books and records of the Parent and ICA-T, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Parent and ICA-T shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves shares of Parent Common Stock issuable upon conversions of the Notes or exercise of the Parent Warrant sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such shares of Parent Common Stock to the Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Parent and ICA-T each acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and/or any of its assignees and/or transferees. Accordingly, the Parent and ICA-T acknowledge that the remedy at law for a breach of its obligations under this Section 5(c) will be inadequate and agrees, in the event of a breach or threatened breach by the Parent and ICA-T of the provisions of this Section 5(c), the Buyer and/or any of its assignees and/or transferees shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Parent shall cause its legal counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Parent’s Transfer Agent on each Effective Date. Any fees (with respect to the Transfer Agent, DTC, counsel to the Parent or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Parent.

(d)       Removal of Legends. Certificates evidencing the Securities shall not be required to contain the legend set forth in Section 5(b) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities (as the case may be), pursuant to Rule 144 (assuming the transferor is not an affiliate of the Parent or ICA-T), (iii) if such Securities (as the case may be), are eligible to be sold, assigned or transferred under Rule 144 (provided that the Buyer provides the Parent with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Buyer provides the Parent with an opinion of counsel to the Buyer, in a form reasonably acceptable to the Parent, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, (v) if legal counsel to the Parent and/or ICA-T provides the legal opinion required pursuant to Section 4(a)(xxi) of the ICA-T Note or otherwise, or (vi) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Parent shall no later than two (2) Trading Days (as defined in the Notes) (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Buyer delivers such legended certificate representing such Securities to the Parent) following the delivery by the Buyer to the Parent or its Transfer Agent (with notice to the Parent) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Buyer as may be required above in this Section 5(d), as directed by the Buyer, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are shares of Parent Common Stock credit the aggregate number of shares of Parent Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s designee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Parent Common Stock are actually delivered without restrictive legend to such Buyer or such Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Parent shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(e)       Failure to timely Deliver; Buy-In. If the Parent fails for any reason or no reason, to issue and deliver (or cause to be delivered) to the Buyer (or its designee) by the Required Delivery Date, either (i) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of shares of Parent Common Stock to which the Buyer is entitled without any restrictive and/or other legend and register such shares of Parent Common Stock on the Parent 's share register, or (ii) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the balance account of the Buyer or the Buyer’s designee with DTC for the number of shares of Parent Common Stock to which the Buyer submitted for legend removal by the Buyer pursuant to Section 5(d) above and if on or after such Trading Day the Buyer purchases (in an open market transaction or otherwise) shares of Parent Common Stock corresponding to all or any portion of Parent Conversion Shares or Parent Warrant Shares (as the case may be) submitted for legend removal by the Buyer pursuant to Section 5(d) above that the Buyer is entitled to receive from the Parent (a “Buy-In”), then the Parent shall, within two (2) Trading Days after the Buyer’s request and in the Buyer’s discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Parent Common Stock so purchased) (the “Buy-In Price”), at which point the Parent’s obligation to so deliver such certificate or credit the Buyer’s (or its designee’s account) balance account with the DTC through its Deposit Withdrawal at Custodian System, shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Buyer a certificate or certificates or credit the balance account of the Buyer or the Buyer’s designee with the DTC through its Deposit Withdrawal at Custodian System representing such number of Parent Conversion Shares or Parent Warrant Shares (as the case may be) that would have been so delivered if the Parent timely complied with its obligations hereunder and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Parent Conversion Shares or Parent Warrant Shares (as the case may be) that the Parent was required to deliver to the Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price or Closing Bid Price (as the case may be and as defined in the Note) of the Parent Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice or Exercise Notice (as the case may be) and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Parent’s failure to timely deliver certificates representing shares of Parent Common Stock (or to electronically deliver such shares of Parent Common Stock) as required pursuant to the terms hereof.

(f)       Transfer Agent and FAST Compliance. While any Notes or Parent Warrants are outstanding, the Parent shall maintain a Transfer Agent that participates in the DTC Fast Automated Securities Transfer Program.

6.	CONDITIONS TO THE PARENT’S AND ICA-T’S OBLIGATION TO SELL.

(a)       The obligation of (i) the Parent to issue and sell the Parent Note and the Parent Warrant, and (ii) ICA-T to issue and sell the ICA-T Note to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Parent’s and ICA-T’s sole benefit and may be waived by the Parent or ICA-T at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(A)       The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Parent or ICA-T (as the case may be).

(B)       The Buyer shall have executed and delivered to the Parent Lock Up Agreement in form and substance reasonably satisfactory to the Buyer (the “Lock-Up Agreement”)

(C)       The Buyer shall have delivered to (I) the Parent, the Parent Purchase Price and (II) ICA-T, the ICA-T Purchase Price (less the amounts withheld pursuant to Section 4(h) hereof) for the Parent Note and the Parent Warrant; and the ICA-T Note, respectively, being purchased by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(D)       The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

7.	CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a)       The obligation of the Buyer hereunder to purchase the Notes and the Parent Warrant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Parent and ICA-T with prior written notice thereof:

(i)       (A) The Parent, ICA-T and each Subsidiary shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party, and (B (I) the Parent, with regard to the Parent Note and the Parent Warrant initially to purchase 857,143 shares of Parent Common Stock, and (II) ICA-T, with regard to the ICA-T Note, shall have duly executed and delivered to the Buyer such instruments, respectively.

(ii)       The Buyer shall have received the legal opinion of Gracin & Marlow, LLP, the Parent’s and ICA-T’s corporate securities counsel, dated the Closing Date, in the form acceptable to the Buyer.

(iii)       The Buyer shall have received the legal opinion of Morgan, Lewis and Bockius LLP, the Parent’s, ICA-T’s and the Subsidiaries’ intellectual property counsel, dated the Closing Date in form and substance acceptable to the Buyer.

(iv)       The Parent and ICA-T shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Parent, ICA-T and each Subsidiary in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within five (5) days of the Closing Date.

(v)       The Parent and ICA-T shall have delivered to the Buyer a certificate evidencing the Parent, ICA-T’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Parent, ICA-T and each Subsidiary conducts business and is required to so qualify, as of a date within five (5) days of the Closing Date.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(vi)       The Parent and ICA-T shall have delivered to the Buyer a certified copy of their respective certificate of incorporation as certified by the Delaware Secretary of State within five (5) days of the Closing Date.

(vii)       The Parent and ICA-T shall have delivered to the Buyer a certified copy of the certificate of incorporation (or such equivalent organizational document) of each Subsidiary as certified by the Secretary of State (or comparable office) of each such Subsidiary’s jurisdiction of incorporation within five (5) days of the Closing Date.

(viii)       The Parent, ICA-T and each Subsidiary shall have delivered to the Buyer a certificate, in the form acceptable to the Buyer, executed by the secretary of the Parent, ICA-T and each Subsidiary dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Parent’s, ICA-T’s and each Subsidiary’s board of directors in a form acceptable to the Buyer, (ii) Certificate of Incorporation of each of the Parent, ICA-T and each Subsidiary, and (iii) the Bylaws of the Parent, ICA-T and each Subsidiary, each as in effect at the Closing.

(ix)       Each and every representation and warranty of the Parent and ICA-T made herein and of the Parent, ICA-T and each Subsidiary in each other Transaction Document shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Parent, ICA-T and each Subsidiary shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Parent, ICA-T and each Subsidiary at or prior to the Closing Date. The Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Parent, ICA-T and each Subsidiary, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer in the form acceptable to the Buyer.

(x)       The Parent and ICA-T shall have obtained all governmental, regulatory and third party consents and approvals, if any, necessary for the sale of the Securities.

(xi)       No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xii)       No event or series of events shall have occurred that reasonably could or result in a Material Adverse Effect.

49

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(xiii)       In accordance with the terms of the Security Documents, the Parent and ICA-T shall have delivered to the Collateral Agent (A) original certificates (I) representing 100% of outstanding capital stock of each Subsidiary (other than ICA-T) to the extent such Subsidiary is a corporation or otherwise has certificated equity and (II) representing all other equity interests to be pledged thereunder, in each case, accompanied by undated stock powers executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 and such other financing or similar statement to be filed with the United States Patent and Trademark Office and/or any other governmental body or agency to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document (the “Perfection Certificate”).

(xiv)       Within two (2) Business Days prior to the Closing, the Parent and ICA-T shall have delivered or caused to be delivered to the Buyer and the Collateral Agent a perfection certificate, duly completed and executed by the Parent, ICA-T and each Subsidiary, in form and substance satisfactory to the Buyer.

(xv)       The Collateral Agent shall have received the Security Agreements and the other Security Documents, duly executed by the Parent, ICA-T and each Subsidiary (as applicable).

(xvi)       With respect to the Intellectual Property of the Parent, ICA-T and each Subsidiary, the Parent, ICA-T and each Subsidiary shall have duly executed and delivered to the Collateral Agent and the Buyer the Intellectual Property Security Agreements and Assignment for Security for the Intellectual Property of the Parent, ICA-T and each Subsidiary, in the form attached as Exhibit A to the Security Agreements.

(xvii)       Each Control Account Bank (as defined in the Security Agreement), the Collateral Agent and each of the Parent, ICA-T and the Subsidiaries (as applicable) shall have duly executed and delivered to the Buyer a Controlled Account Agreement (as defined in the Security Agreement) with respect to each account of the Parent, ICA-T and each of the Subsidiaries held at each Control Account Bank; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, the Closing conditions set forth in this “(xvii)” shall if not satisfied at Closing, become a “post-Closing condition” and shall be satisfied if all duly executed Collateral Account Agreements are delivered to the Collateral Agent with fourteen (14) calendar days from the Closing Date.

(xviii)       The Buyer shall have received a letter on the letterhead of the Parent and ICA-T, duly executed by the Chief Executive Officer of the Parent and ICA-T, setting forth the wire amounts of the Buyer and the wire transfer instructions of the Parent and ICA-T (the “Flow of Funds Letter”).

(xix)       The Parent shall have delivered to the Buyer fully executed Pay-Off Letters from each holder of the Parent Bridge Notes demonstrating that the $1,500,000 aggregate principal amount of and all accrued but unpaid interest thereon has been paid in full and such other executed documents reasonably requested by the Buyer demonstrating that all Liens and security interests in any assets of the Parent, ICA-T and/or any Subsidiary securing such Parent Bridge Notes have been terminated including, but not limited to, the filing of any Lien termination and/or release documents with any Governmental Entity including a UCC-3 Termination Statement (whether such is required to be signed or not).

50

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(xx)       The Parent and ICA-T shall have delivered to the Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form and substance reasonably acceptable to the Buyer, fully executed by the Parent, ICA-T and the Buyer which instructions shall have been delivered to and acknowledged by execution thereof by the Transfer Agent.

(xxi)        The Parent and ICA-T shall have duly executed and delivered to the Buyer the Leak-Out Agreement.

(xxii)       The Buyer shall have received the fully executed Buyer Deed of Trust with proof of filing with the appropriate Governmental Entity and such other documents necessary and/or reasonably requested by the Buyer to satisfy itself it has a senior secured interest in and a perfected Lien on the Property/Facilities securing all Indebtedness and other obligations of ICA-T to the Buyer.

(xxiii)       The Parent shall have delivered to the Buyer a stockholder list dated within 2 days of the Closing Date from and certified by the Transfer Agent showing (I) the number of shares of Parent Common Stock issued and outstanding, (II) the number of shares of Parent Common Stock that (x) contain 1933 Act restrictive legends, (y) that are unlegended, and (II) the number of shares that are held by “Cede & Co.”

(xxiv)       [INTENTIONALLY LEFT BLANK.]

(xxv)       The Buyer shall have received legal opinion of Ballard Spahr LLP, real property legal counsel to the Parent and ICA-T as to matters relating to, among other related matters, the Property/Facilities, the Deed of Trust, the Buyer Deed of Trust, the security interests created in the Collateral and the Liens evidencing a security interest in such Collateral and the perfection thereof including, but not limited to, the Property/Facilities, dated the Closing Date in form and substance acceptable to the Buyer.

(xxvi)       The Parent, ICA-T and the Subsidiaries shall have delivered to the Buyer such other documents, instruments, opinions or certificates relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

(xxvii)       The Parent and ICA-T shall have delivered to the Buyer a fully executed Pay-off Letter in the form attached hereto as Exhibit K.

51

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(xxviii)        The Parent and ICA-T shall execute and deliver to the Collateral Agent separate Confession of Judgments in the form attached hereto as Exhibit M (the “Confession of Judgments”), with such other documents, affidavits and related items as are deemed necessary and/or advisable by counsel to the Buyer.

(xxix)       The Parent and each Subsidiary (other than ICA-T) shall have delivered to the Collateral Agent the fully executed Guaranty Agreements.

8.	MISCELLANEOUS.

(a)       Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Parent and ICA-T hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Buyer from bringing suit or taking other legal action against the Parent and ICA-T in any other jurisdiction to collect on the Parent’s and ICA-T’s obligations to the Buyer or to enforce a judgment or other court ruling in favor of the Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)       Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

52

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(c)       Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)       Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Parent, ICA-T and/or any of the Subsidiaries (as the case may be), or payable to or received by the Buyer, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Buyer, or collection by the Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Buyer, the Parent, ICA-T and/or any of the Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

53

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(e)       Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Parent, ICA-T and/or any of the Subsidiaries, their respective affiliates and Persons acting on their behalf, including, without limitation, any transactions by the Buyer with respect to Parent Common Stock or the Securities, and the other matters contained herein and therein. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Parent and ICA-T and the Buyer, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Buyer and holders of Securities, as applicable. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. As a material inducement for the Buyer to enter into this Agreement, the Parent and ICA-T expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Parent and ICA-T’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” (or a substantially similar term) nothing contained in any of the SEC Documents shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Parent and ICA-T’s representations and warranties contained in this Agreement or any other Transaction Document.

(f)       Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Parent:

Icagen, Inc.

4222 Emperor Blvd., Suite 350

Research Triangle Park

Durham, NC 27703

Telephone: (919) 941-5206

Facsimile: (919) 941-0813

Attention: Richard Cunningham, Chief Executive Officer

Email: rcunningham@icagen.com

with a copy (for informational purpose only) to:

Gracin & Marlow, LLP

The Chrysler Building

405 Lexington Avenue, 26th Floor

New York, NY 10174

Telephone: (212) 907-6457

Facsimile: (212) 208-4657

Attention: Leslie Marlow, Esq.

Email: lmarlow@gracinmarlow.com

If to ICA-T:

Icagen-T, Inc.

2090 E. Innovation Park Drive

Oro Valley, Arizona 85755

Telephone: (520) 544-6800

Facsimile: (520) 544-6805

Attention: Richie Cunningham

Email: rcunningham@icagen.com

54

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

with a copy (for informational purpose only) to:

Gracin & Marlow, LLP

The Chrysler Building

405 Lexington Avenue, 26th Floor

New York, NY 10174

Telephone: (212) 907-6457

Facsimile: (212) 208-4657

Attention: Leslie Marlow, Esq.

Email: lmarlow@gracinmarlow.com

If to the Buyer:

GPB Debt Holdings II, LLC

535 West 24th Street, 4th Floor

New York, NY 10011

Telephone: (212) 558-9199

Facsimile: (212) 235-2651

Attention: Tim Creutz

Email: tcreutz@gpb-cap.com

with a copy (for informational purpose only) to:

Gusrae Kaplan Nusbaum PLLC

120 Wall Street

New York, NY 10005

Telephone (212) 269-1400

Facsimile: (212) 809-4147

Attention: Lawrence G. Nusbaum, Esq.

Email: lnusbaum@gusraekaplan.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes, Parent Warrant and Parent Underlying Shares. Neither the Parent nor ICA-T shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Notes and Parent Warrant) (unless the Parent and ICA-T are in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and Parent Warrants). The Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities to an Affiliate of the Buyer without the consent of the Parent and ICA-T, in which event such assignee shall be deemed to be a “Buyer” hereunder with respect to such assigned rights.

55

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(h)       No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(k).

(i)       Survival. The representations, warranties, agreements and covenants shall survive the Closing.

(j)       Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)       Indemnification.

(i)       In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Parent and ICA-T’s other obligations under the Transaction Documents, to the full extent required by law, the Parent and ICA-T each will and hereby does, jointly and severally, defend, protect, indemnify and hold harmless the Buyer and each other holder of any Securities and all of their predecessors, successors, advisors, stockholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives including in-house and outside legal counsels (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Parent, ICA-T and/or any of the Subsidiaries in any of the Transaction Documents, (ii) any breach of any material covenant, agreement or obligation of the Parent, ICA-T and/or any of the Subsidiaries contained in any of the Transaction Documents or (iii) any cause of action, suit, arbitration, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Parent, ICA-T and/or any of the Subsidiaries) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any of the transactions contemplated by any of the Transaction Documents including, but not limited to, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by the Buyer pursuant to Section 4(i), or (D) the status of the Buyer or any other holder of the Securities either as an investor in the Parent and ICA-T pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement and/or any other Transaction Document (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Parent and ICA-T may be unenforceable for any reason, the Parent and ICA-T shall and shall cause each Subsidiary to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The rights and remedies of an Indemnitee and the obligations and responsibilities of the Parent and ICA-T as set forth in this Section 8(k) are in addition and not in limitation to those set forth in Section 8(q) of this Agreement.

56

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ii)       Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including any governmental or regulatory action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Parent and ICA-T under this Section 8(k), deliver to the Parent and ICA-T a written notice of the commencement thereof, and the Parent and ICA-T shall have the right to participate in, and, to the extent the Parent and ICA-T so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Parent and ICA-T and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Parent and ICA-T if: (A) the Parent and ICA-T has agreed in writing to pay such fees and expenses; (B) the Parent and ICA-T shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Parent and ICA-T, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Parent and ICA-T (in which case, if such Indemnitee notifies the Parent and ICA-T in writing that it elects to employ separate counsel at the expense of the Parent and ICA-T, then the Parent and ICA-T shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Parent and ICA-T); provided, further, that in the case of clause (C) above the Parent and ICA-T shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Parent and ICA-T in connection with any negotiation or defense of any such action or Indemnified Liability by the Parent and ICA-T and shall furnish to the Parent and ICA-T all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Parent and ICA-T shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Parent and ICA-T shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Parent and ICA-T shall not unreasonably withhold, delay or condition its consent. The Parent and ICA-T shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Parent and ICA-T shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Parent and ICA-T within a reasonable time of the commencement of any such action shall not relieve the Parent and ICA-T of any liability to the Indemnitee under this Section 8(k), except to the extent that the Parent and ICA-T is materially and adversely prejudiced in its ability to defend such action.

57

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iii)       All representations and warranties contained in the Transaction Documents shall survive until the Notes are repaid in full are no longer outstanding. The covenants and agreements which by their terms do not contemplate performance after the Closing Date shall survive until the Notes are paid in full are no longer outstanding. The covenants and agreements which by their terms contemplate performance after the Closing Date shall survive the Closing Date in accordance with their terms until 60 days following the expiration of any applicable statute of limitations (after giving effect to any waivers and extensions thereof). The indemnification required by this Section 8(k) shall be made by periodic wire payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

(iv)       The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Parent and ICA-T or others, B) any liabilities the Parent and ICA-T may be subject to pursuant to the law, and (C) those provided in Section 8(q)(xi).

(l)       Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Parent Common Stock and any other numbers in this Agreement that relate to the Parent Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Parent Common Stock after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Parent Common Stock.

58

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(m)       Remedies. The Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Parent and ICA-T recognize that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer. The Parent and ICA-T therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)       Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Parent, ICA-T or their respective Subsidiaries does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Parent and ICA-T or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)       Payment Set Aside; Currency. To the extent that the Parent and ICA-T makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Parent and ICA-T, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

59

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(p)       Judgment Currency.

(i)       If for the purpose of obtaining or enforcing judgment against the Parent and ICA-T in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

a.	the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

b.	the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)       If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)       Any amount due from the Parent and ICA-T under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

60

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(q)       Registration Rights, Etc.

(i)       Filing; Effectiveness, Etc. The Parent and ICA-T hereby agree that the Parent shall prepare and file with the SEC an initial Registration Statement (as defined below) on Form S-3 covering the resale of all of the Registrable Securities (as defined below)subject to the provisions of Section 8(q)(v) below; provided that such initial Registration Statement shall register for resale at least the number of shares of Parent Common Stock equal to the Required Registration Amount (as defined below) as of the date such Registration Statement is initially filed with the SEC; provided further that if Form S-3 is unavailable for such a registration, the Parent shall use such other form as is required by Section 8(q)(iii). Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain (except if otherwise directed by the Buyer in accordance with the rules and regulations of the 1933 Act) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form provided to the Parent by the Holder within ten (10) days from such request by the Parent. After the filing of the Registration Statement and each other Registration Statement required to be filed by the Parent hereunder with the SEC, the Parent shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC (the date the SEC declares the Registration Statement and/or any other Registration Statement covering Registrable Securities effective shall be the “Effective Date”), as soon as possible, but in no event later than the applicable Effectiveness Deadline (as defined below). Following the Effective Date, the Parent shall use its commercially reasonable efforts to ensure the Registration Statement remains effective at all times so that a holder of Registrable Securities can effectuate sales of such Registrable Securities pursuant to such Registration Statement and such other Registration Statement until the date three (3) months following the date the ICA-T Note is no longer outstanding. For purposes hereof, the terms “Registrable Securities” means (i) the shares of Parent Common Stock issuable upon (a) conversion of the ICA-T Note, and (b) conversion of the Parent Note and/or exercise of the Parent Warrant solely to the extent such shares of Parent Common Stock are required to be included in a Registration Statement because such shares of Parent Common Stock are not eligible for issuance and/or sale under Rule 144 without restrictive legend(the “Other Registrable Securities”), and (ii) any capital stock of the Parent issued or issuable with respect to the Other Registrable Securities and the shares of Parent Common Stock issuable upon conversion of the ICA-T Note and/or the Other Registrable Securities including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Parent into which the shares of Parent Common Stock and/or are converted, exercised or exchanged and shares of capital stock of a Successor Entity (as defined in the ICA-T Note, the Parent Note and/or the Parent Warrant, as applicable) into which the shares of Parent Common Stock are converted or exchanged into (but with regard to the Other Registrable Securities, to the extent such Other Registrable Securities are required to be included in a Registration Statement because they are not eligible for issuance and/or sale under Rule 144 without restrictive legend), in each case, without regard to any limitations on conversion of the ICA-T Note the Parent Note and/or the Parent Warrant, as applicable. “Registration Statement” means a registration statement or registration statements of the Parent filed under the 1933 Act covering Registrable Securities. “Effectiveness Deadline” means except as provided in Section 8(q)(v), (i) with respect to the initial Registration Statement required to be filed pursuant to Section 8(q)(i), the date six (6) months following the closing of a Qualifying PO, , and (ii) with respect to any additional Registration Statements that may be required to be filed by the Parent pursuant to this Section 8(q), the earlier of (A) ninety (90) calendar days following the date on which the Parent was required to file such additional Registration Statement (or in the event such Registration Statement receives a “full review” by the Staff (as defined below), the one hundred twentieth (120th) day following such filing date), and (B) 2nd Business Day after the date the Parent is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review. “Required Registration Amount” means, as of any given date, 125% of the sum of the maximum number of Parent Conversion Shares then issuable upon conversion of the ICA-T Note (assuming for purposes hereof that (x) the ICA-T Note is convertible at 75% the then Conversion Price (as defined in the Notes) in effect on such given date, and (y) any such calculation shall not take into account any limitations on the conversion of the ICA-T Note set forth in the ICA-T Note), all subject to adjustment as provided in Section 8(q)(ii) and/or Section 8(q)(v).

(ii)       Sufficient Number of Registrable Securities Registered. In the event the number of Registrable Securities available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Parent shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the shortest form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than thirty (30) days after the necessity therefor arises (but taking account of any SEC Staff (the “Staff”) position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC). The Parent shall use its reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the shares of Parent Common Stock Registrable Securities” if at any time the number of shares of Parent Common Stock available for resale under the applicable Registration Statement is less than the Required Registration Amount.

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(iii)       Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Parent shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Buyer and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Parent shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use.

(iv)       Effect of Failure to File and Obtain and Maintain Effectiveness of any Registration Statement. If the (a) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (subject to any reduction pursuant to Section 8(q)(v)) pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”), (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Parent shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) (whether or not such a prospectus is technically required by such rule), the Parent shall be deemed to not have satisfied this clause and such event shall be deemed to be an Effectiveness Failure), (b) on any day after the Effective Date of a Registration Statement sales of all Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 8(v) of this Agreement) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Parent Common Stock on the Principal Market (as defined below) or any other limitations imposed by the Principal Market, or a failure to register a sufficient number of shares of Parent Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (c) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason and either (x) the Parent fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Parent has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Parent shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which the Buyer is unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to the Buyer by reason of any such delay in, or reduction of, its ability to sell Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), the Parent shall pay to the Buyer of Registrable Securities an amount in cash equal to two (2%) percent of the product of (x) the number of Registrable Securities of the Buyer required hereunder to be included in such Registration Statement and (y) the Closing Sale Price or Closing Bid Price (as the case may be and as defined in the ICA-T Note) as of the Trading Day immediately prior to the date a Registration Delay Payment (as defined below) is due hereunder (1) on the date of such Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) an Effectiveness Failure until such Effectiveness Failure is cured; (II) a Maintenance Failure until such Maintenance Failure is cured; and (III) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro-rated for periods totaling less than thirty (30) days). The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 8(iv) are referred to herein as “Registration Delay Payments”, it being understood that no Registration Delay Payments shall be payable to the Buyer with respect to each Effectiveness Failure, and/or Maintenance Failure or a Current Public Information Failure to the extent (x) such Registration Delay Payments relate to such Registrable Securities the Buyer elects not to include in such Registration Statement or (y) the Buyer fails to timely perform its obligations hereunder. Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Parent fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one and one half percent (1.5%) per month (prorated for partial months) until paid in full. “Principal Market” means the NYSE MKT, New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Parent Common Stock, based upon share volume.

62

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(v)       Offering. Notwithstanding anything to the contrary contained in this Agreement in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Parent, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Buyer then the Parent shall reduce the number of shares to be included in such Registration Statement by the Buyer until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In addition, in the event that the Staff or the SEC requires the Buyer to be specifically identified as an ”underwriter” in order to permit such Registration Statement to become effective, and the Buyer does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Parent shall reduce the total number of Registrable Securities to be registered on behalf of the Buyer, until such time as the Staff or the SEC does not require such identification or until the Buyer accepts such identification and the manner thereof. With regard to any reduced Registrable Securities, upon a written request to the Parent signed by the Buyer, the Parent shall file a registration statement within twenty (20) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by the Buyer in a manner acceptable to the Buyer, and the Parent shall following such request cause to be and keep effective such Registration Statement in the same manner as otherwise contemplated in this Agreement for other registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by the Buyer have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to the Buyer or (ii) all Registrable Securities may be resold by the Buyer without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and legal counsel to the Parent provides and opinion to such effect to the Buyer in form reasonably acceptable to the Buyer or (iii) the Buyer agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to the Buyer as to all Registrable Securities held by the Buyer and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by the Buyer multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by the Buyer as contemplated above).

(vi)       Piggyback Registrations. Without limiting any obligation of the Parent hereunder, under this Agreement and/or under the ICA-T Note, the Parent Note and/or the Parent Warrant, if at any time following a Qualifying PO, there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Parent shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or a business combination subject to Rule 145 under the 1933 Act or equity securities issuable in connection with the Parent’s stock option or other employee benefit plans), then the Parent shall deliver to the Buyer a written notice of such determination and, if within fifteen (15) days after the date of actual receipt of such notice, the Buyer shall so request in writing, the Parent shall include in such registration statement all or any part of such shares of Parent Common Stock the Buyer requests to be registered; provided, however, the Parent shall not be required to register any shares of Parent Common Stock pursuant to this Section 8(q)(vi) that are the subject of a then-effective Registration Statement.

63

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(vii)       No Inclusion of Other Securities. Except with respect to a registration statement filed under Section 8(q)(vi), the Parent shall in no event include any securities other than Registrable Securities on any Registration Statement filed in accordance herewith without the prior written consent of the Buyer. Until the date 90 days following the Effective Date of a Registration Statement, the Parent shall not enter into any agreement providing any registration rights to any of its security holders other than the Buyer, or filed a registration statement or have a previously filed registration statement declared effective by the SEC or file a prospectus supplement to permit sales of securities pursuant to an already declared effective registration statement for any holders of its securities, except the Buyer.

(viii)       If the Buyer may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Buyer consents in writing to so being named an underwriter, upon the written request of the Buyer, the Parent shall make available for inspection by (i) the Buyer, (ii) legal counsel for the Buyer and (iii) one (1) firm of accountants or other agents retained by the Buyer (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Parent, ICA-T and each Subsidiary (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Parent’s, ICA-T’s and each Subsidiary’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to the Buyer or its agents, representatives and Affiliates) or use of any Record or other information which the Parent’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Buyer agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Parent and allow the Parent, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Parent and the Buyer, if any) shall be deemed to limit the Buyer’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. If the Buyer may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Buyer consents to so being named an underwriter, at the request of the Buyer, the Parent shall furnish to the Buyer, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as the Buyer may reasonably request (i) a letter, dated such date, from the Parent’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Buyer, and (ii) an opinion, dated as of such date, of counsel representing the Parent for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Buyer.

64

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(ix)       In addition, without limiting any obligation of the Parent under this Agreement, the Parent shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Parent are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market (as defined in the ICA-T Note), or (iii) if, despite the Parent’s reasonable best efforts to satisfy the preceding clauses (i) or (ii) the Parent is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Parent shall cooperate with the Buyer and any broker or dealer through which the Buyer proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by the Buyer. The Parent shall pay all fees and expenses in connection with satisfying its obligations under this Section 8(q)(ix).

(x)       The obligations of the Parent under this Section 8(q), except those set forth in Section 8(q)(xi) and (xii) shall terminate three months after the ICA-T Note (and the Parent Note if the shares of Parent Common Stock issuable upon conversion of the Parent Note constitute Registrable Securities) is no longer outstanding or the Parent has credited to the Buyer’s account at DTC all Registrable Securities without registration of such shares on any Registration Statement; provided that notwithstanding anything to the contrary provided herein or elsewhere, the Buyer shall in no event be required to deliver any legal opinion removing any legend on any Registrable Securities, which obligation to deliver a legal opinion shall be the sole responsibility and expense of the Parent.

(xi)       In addition to and not in limitation of the rights and remedies of an Indemnitee and the obligations and responsibilities of the Parent and ICA-T set forth in Section 8(k) hereof or elsewhere, to the fullest extent permitted by law, the Parent and ICA-T will, and each hereby does, jointly and severally, indemnify, hold harmless and defend the Buyer and each other holder of Registrable Securities and each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Person with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Buyer within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Parent files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Parent of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Parent and ICA-T shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(q)(xi): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Parent by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Parent pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Parent and/or ICA-T, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by the Buyer pursuant to Section 8(q)(xiii) or elsewhere.

65

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(xii)       To the extent any indemnification by an Indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8(q)(xi) to the fullest extent permitted by law. In addition, as otherwise set forth in this Section 8(q)(xi), the mechanics and procedures with respect to the rights of the Buyer and the obligations of the Parent and ICA-T under this Section 8(q)(xi) shall be the same as those set forth in Section 8(k) of this Agreement and the provisions set forth in Section 8(k)(iii) shall apply to the provisions of this Section 8(q), as applicable.

(xiii)       All or any portion of the rights of the Buyer under this Section 8(q) shall be automatically assignable by the Buyer to any transferee or assignee (as the case may be) of all or any portion of such Buyer’s Registrable Securities or Notes and/or Parent Warrant if: (i) the Buyer agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Parent within a reasonable time after such transfer or assignment (as the case may be); (ii) the Parent is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Parent receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Parent to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Notes and the Parent Warrant; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

(xiv)       Without limiting any other obligation of the Parent under the Securities Purchase Agreement, the Parent shall use its reasonable best efforts (I) either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Parent are then listed, if any, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market (as defined in the Securities Purchase Agreement), or (iii) if, despite the Parent’s reasonable best efforts to satisfy the preceding clauses (i) or (ii) the Parent is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities, and (II) register and qualify, unless an exemption from registration and qualification applies, the resale by the Buyer of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, provided this provision “II” shall not require the Parent to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision “II.”

66

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(xv)       The Parent shall permit Gusrae Kaplan Nusbaum PLLC, legal counsel for the Holder (“Legal Counsel”) to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports, collectively, the “Excluded Review Materials”) within a reasonable number of days prior to their filing with the SEC. The Parent shall promptly furnish to Legal Counsel, without charge (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Securities Purchase Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits, unless such materials are publicly available via EDGAR, and (iii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

(r)       The parties agree that the Confession of Judgment relating to each respective Note shall not be filed unless a default has occurred under such Note, which default has not been cured pursuant to the terms of such Note. Upon the occurrence of any default under any of the Notes (which default has not been cured in accordance with the Notes), each of ICA-T and the Parent hereby consent to the filing and enforcement by the Buyer of the Confession of Judgment relating to such Note (or Notes) that are in default.

[Signature pages follow]

67

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

[ICA-T AND THE PARENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the Buyer, ICA-T and the Parent have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PARENT:

ICAGEN, INC.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

ICA-T:

ICAGEN-T, INC.

By:	/s/ Richard Cunningham
Name: Richard Cunningham
Title: Chief Executive Officer

[END OF ICA-T AND THE PARENT SIGNATURE PAGE; BUYER SIGNATURE PAGE ON NEXT PAGE]

S-1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

[BUYER SIGNATURE PAGE]

IN WITNESS WHEREOF, the Buyer and ICA-T have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

GPB DEBT HOLDINGS II, LLC

By:	/s/ David Gentile
Name: David Gentile
Title: Manager

[END OF BUYER SIGNATURE PAGE]

S-1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

A.	Form of Note
B.	Form of Parent Note
C.	Form of Parent Warrant
D.	Form of Parent Security Agreement
E.	Form of ICA-T Security Agreement
F.	Form of Parent Guaranty
G.	Form of Subsidiary Guaranty
H.	Buyer Deed of Trust
I.	Organizational Documents of the Parent and ICA-T
(i)	By-Laws (with amendments)
(ii)	Certificate of Incorporation (amendments)
J.	Form of Irrevocable Transfer Agent Instructions
K.	Pay-Off Letter
L.	[IP Termination Agreement ]
M.	Confession of Judgment

SCHEDULES

Schedule 3(a) – Subsidiaries

Schedule 3(e) – Consents

Schedule 3(h) – Offerings

Schedule 3(k) – Absence of Material Changes

Schedule 3(l) – Undisclosed Events, Liabilities, Developments or Circumstances

Schedule 3(p) – Transaction with Affiliates

Schedule 3(q)(iii) – Certain Shares Information

Schedule 3(q)(iv) – Pre-emptive Rights, Securities, Etc.

Schedule 3(r) – Indebtedness, Etc.

Schedule 3(s) – Litigation, Etc.

Schedule 3(t) – Insurance

Schedule 3(u)(i) – Employee Matters, Etc.

Schedule 3(u)(iii) – Benefit Plans, Etc.

Schedule 3(u)(iv) – Exception to Benefit Plan, Etc.

Schedule 3(u)(vii) – Other exceptions to Benefit Plans

Schedule 3(v)(i) – Real Property, Etc.

Schedule 3(v)(ii) – Fixtures and Equipment

Schedule 3(w)(i) – Enforceability of Intellectual Property

Schedule 3(w)(ii) – List of IP, Etc.

Schedule 3(w)(iii) – Agreements relating to Intellectual Property

Schedule 3(w)(v) – IP Royalty Payments

Schedule 3(w)(v) – Ownership of IP

Schedule 3(w)(vii) – Works

Schedule 3(z)(ii) – Exception to payment of Taxes, Etc.

Schedule 3(z)(iii) – Tax Liens, Etc.

Schedule 3(z)(iv) – Certain Beneficial interests in other Persons

Schedule 3(aa) – Internal Accounting and Disclosure Controls

Schedule 3(jj) – Management Actions

Schedule 3(kk) – Stock option plans, Etc.

Schedule 3(nn) – Other Covered Persons and Related Matters, Remuneration

Schedule 3(rr) – Ranking of Notes

Schedule 3(ss)(i) – Customers

Schedule 3(ss)(ii) – Contracts, etc. with Major Customers

Schedule 3(ss)(iii) – Termination or possible termination of arrangements with Major Customer

Schedule 3(ww) – Liens

Schedule 3(yy) – Material Contracts

E/S List - 1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Disclosure Schedules

to

Securities Purchase Agreement

Attached to and forming a part of the Securities Purchase Agreement, dated as of May 15, 2017 (the “Purchase Agreement”), by and among Icagen, Inc. (“Icagen”), Icagen-T, Inc., a Delaware corporation and a wholly-owned Subsidiary of Icagen (“ICA-T”) and GPB Debt Holdings II, LLC are the disclosure schedules of Icagen and ICA-T (collectively, the “Disclosure Schedules”). Capitalized terms used but not defined in the Disclosure Schedules have the meanings ascribed to such terms in the Purchase Agreement. The information disclosed in these Disclosure Schedules is intended to qualify the representations and warranties contained in the Purchase Agreement and shall not be deemed to expand in any way the scope or effect of any of such representations and warranties on the part of the party making such representation or warranty.

The inclusion of any item in these Disclosure Schedules (i) does not represent a determination that such item is material or establish a standard of materiality; (ii) does not represent a determination that such item did not arise in the ordinary course of business; (iii) does not represent a determination that the transactions contemplated by the Purchase Agreement require the consent of third parties, except as specifically noted; and (iv) shall not constitute, or be deemed to be, an admission to any third party concerning such item. No disclosure in these Disclosure Schedules relating to any possible breach or violation of any agreement or law shall be construed as an admission or indication that any such breach or violation actually occurred. The fact that a matter has been included in these Disclosure Schedules shall not necessarily mean that such matter must or should have been disclosed in order that the corresponding representation or warranty be accurate, or is otherwise required to be disclosed, pursuant to the terms and conditions of the Purchase Agreement.

Section headings and numbers used in these Disclosure Schedules refer to the corresponding sections of the Purchase Agreement, and these and other headings and numbers are for convenience only and are not to be used to interpret any provision of the Purchase Agreement or these Disclosure Schedules. Any matters disclosed in one section of these Disclosure Schedules shall be deemed disclosed for all purposes in all other sections of these Disclosure Schedules to the extent that such disclosure is made in such a way as to make its relevance with respect to any such other section of these Disclosure Schedules reasonably apparent on its face. These Disclosure Schedules (i) include matters set forth in documents referenced in these Disclosure Schedules and (ii) do not purport to disclose any agreements, contracts or instruments that may be entered into pursuant to the terms of the Purchase Agreement. Furthermore, these Disclosure Schedules were created for the purpose of disclosure solely to Icagen and not to any Person that is not party to the Purchase Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(a)

Subsidiaries

Icagen-T, Inc.	Delaware

Caldera Discovery, Inc.	Delaware

XRpro Sciences, Inc.	Delaware

Icagen Corp.	Nevada

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(e)

Consents

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(g)

Placement Agents Fees

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(h)

Securities Issuance since December 31, 2015

Icagen, Inc

1.	Options issued on May 19, 2016 to purchase an aggregate of 302,500 shares of common stock
2.	Issuance in June 2016 and July 2016 of (i) notes in the principal amount of $1,145,000; (ii) investor warrants to purchase 171,750 shares of common stock; and (iii) placement agent warrants to purchase 28,625 shares of common stock
3.	Options issued on July 15, 2016 to purchase 250,000 shares of common stock
4.	Options issued on August 22, 2016 to purchase 50,000 shares of common stock
5.	Options issued on March 15, 2017, 2016 to purchase 120,000 shares of common stock
6.	Issuance in April 2017 of (i) notes in the principal amount of $1,500,000; (ii) investor warrants to purchase 225,000 shares of common stock; and (iii) placement agent warrants to purchase 25,000 shares of common stock

Icagen-T

Issuance of 100 shares of common stock to Icagen, Inc.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(j)

SEC Documents: Financial Statements

Potential Contingency-confession of judgement filed by SRN Dentons

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(k)

Absence of Certain Changes

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(l)

Undisclosed Events, Liabilities, Developments or Circumstances

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(p)

Transactions With Affiliates

See Schedule 3(h)

Timothy Tyson

On May 19, 2016, Icagen Inc., issued ten-year options exercisable for 12,500 shares of common stock at $3.50 per share to Mr. Tyson.

On July 6, 2016, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $100,000 to Mr. Tyson in consideration of $100,000.

On July 6, 2016, Icagen, Inc. issued Mr. Tyson five year Warrants to acquire 15,000 shares of common stock exercisable at $3.50 per share.

On March 15, 2017, Icagen, Inc. issued Mr. Tyson ten-year options exercisable for 10,000 shares of common stock at $3.50 per share.

On April 13, 2017, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $500,000 to Mr. Tyson in consideration of $500,000.

On April 13, 2017, Icagen, Inc. issued Mr. Tyson five year Warrants to acquire 75,000 shares of common stock exercisable at $3.50 per share. These warrants are also exchangeable, at the option of the holder, for a like number of warrants issued to any lender in the next debt financing.

Michael Taglich

On May 19, 2016, Icagen Inc., issued ten-year options exercisable for 12,500 shares of common stock at $3.50 per share to Mr. Taglich.

On June 30, 2016, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $250,000 to Mr. Taglich in consideration of $250,000.

On June 30, 2016, Icagen, Inc. issued five year Warrants to acquire 37,500 shares of common stock exercisable at $3.50 per share.

Icagen Inc., retained Taglich Brothers, Inc. as the exclusive placement agent for the 2016 Bridge Note Offering. Icagen Inc., agreed to pay the placement agent a six percent (6%) commission from the gross proceeds of the Offering ($1,145,000) and agreed to reimburse approximately $15,000 in respect of out of pocket expenses incurred by the placement agent in connection with the Offering. Icagen Inc., also issued the placement agent the same warrant that the investors received exercisable for an aggregate amount of 28,625 shares of Common Stock at an exercise price of $3.50 per share (the “Placement Agent Warrants”).

As an employee and Principal of Taglich Brothers Inc., Mr. Taglich was issued 2016 Placement Agent Warrants to purchase 7,820 shares of Common stock at an exercise price of $3.50 per share.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

On March 15, 2017, Icagen, Inc. issued Mr. Taglich ten-year options exercisable for 10,000 shares of common stock at $3.50 per share.

On April 12, 2017, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $500,000 to Mr. Taglich in consideration of $500,000.

On April 12, 2017, Icagen Inc., issued five year Warrants to acquire 75,000 shares of common stock exercisable at $3.50 per share. These warrants are also exchangeable, at the option of the holder, for a like number of warrants issued to any lender in the next debt financing.

Icagen Inc., retained Taglich Brothers, Inc. as the exclusive placement agent for the 2017 Bridge Note Offering. Icagen Inc., agreed to pay the placement agent a six percent (6%) commission from the gross proceeds of the Offering (excluding $500,000 invested by the Chairman of the Board of Directors, Timothy Tyson) for a total commission of $60,000. Icagen Inc., also issued the Placement Agent the same warrant that the investors received exercisable for an aggregate amount of 25,000 shares of Common Stock at an exercise price of $3.50 per share (the “2017 Placement Agent Warrants”). The Placement Agent has the right to exchange the Placement Agent Warrants for a like number of warrants to be issued to the lender in the next debt financing.

As an employee and Principal of Taglich Brothers Inc., Mr. Taglich was issued 2017 Placement Agent Warrants to purchase 7,500 shares of Common stock.

Vincent Palmieri

On May 19, 2016, Icagen, Inc. issued ten-year options exercisable for 12,500 shares of common stock at $3.50 per share to Mr. Palmieri.

On June 30, 2016, Icagen, Inc. issued entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $50,000 to Mr. Palmieri in consideration of $50,000.

On June 30, 2016, Icagen, Inc. issued Mr. Palmieri five year Warrants to acquire 7,500 shares of common stock exercisable at $3.50 per share.

As an employee of Taglich Brothers Inc., Mr. Palmieri was issued 2016 Placement Agent warrants to purchase 6,000 shares of Common stock at an exercise price of $3.50v per share.

On March 15, 2017, Icagen, Inc. issued Mr. Palmieri ten-year options exercisable for10,000 shares of common stock at $3.50 per share.

As an employee of Taglich Brothers Inc., Mr. Palmieri was issued 2017 Placement Agent Warrants to purchase 6,000 shares of Common stock at an exercise price of $3.50 per share.

Clive Kabatznik

On May 19, 2016, Icagen Inc., issued ten-year options exercisable for 12,500 shares of common stock at $3.50 per share to Mr. Kabatznik.

On June 30, 2016, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $50,000 to Mr. Kabatznik in consideration of $50,000 in cash.

On June 30, 2016, Icagen, Inc. issued Mr. Kabatznik five year Warrants to acquire 7,500 shares of common stock exercisable at $3.50 per share.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

On March 15, 2017, Icagen, Inc. issued Mr. Kabatznik ten-year options exercisable for 10,000 shares of common stock at $3.50 per share.

Edward Roffman

On May 19, 2016, Icagen Inc., issued ten-year options exercisable for 12,500 shares of common stock at $3.50 per share to Mr. Roffman.

On June 30, 2016, Icagen Inc., entered into a Securities Purchase Agreement and issued a secured 8% Bridge Note for $25,000 to Mr. Roffman in consideration of $25,000.

On June 30, 2016, Icagen, Inc. issued Mr. Roffman five year Warrants to acquire 3,750 shares of common stock exercisable at $3.50 per share.

On March 15, 2017, Icagen, Inc. issued Mr. Roffman ten-year options exercisable for 10,000 shares of common stock at $3.50 per share.

Douglas Krafte

On May 19, 2016, Icagen Inc., issued ten-year options exercisable for 100,000 shares of common stock at $3.50 per common shares to Mr. Krafte.

Richard Cunningham

On March 15, 2017, Icagen, Inc. issued Mr. Cunningham ten-year options exercisable for 20,000 shares of common stock at $3.50 per share.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(q)(iii)

Valid Issuance; Available Shares; Affiliates

(A)	Icagen, Inc. -Reserved for Issuance pursuant to options and convertible Securities:

1.	Options exercisable for 1,453,291 shares of common stock, of which 730,791 were issued under the 2005 Stock Option Plan and 722,500 were issued under the 2015 Stock Option Plan.

2.	Warrants exercisable for 2,397,641 shares of common stock.

3.	No convertible securities in issue.

(B)	Icagen, Inc. Equity Held by Affiliates:

1.	Richard Cunningham

Options exercisable for 270,000 shares of common stock

2.	Douglas Krafte

Options exercisable for 100,000 shares of common stock

3.	Mark Korb

Options exercisable for 37,500 shares of common stock

Indirect holding of 25,000 shares of common stock, via First SA Management

4.	Timothy Tyson

142,856 shares of common stock

Warrants exercisable for 125,714 shares of common stock

Options exercisable for 98,500 shares of common stock

5.	Clive Kabatznik

Indirect holding of 25,000 shares of common stock via First SA Management

Warrants exercisable for 22,500 shares of common stock

Option exercisable for 60,000 shares of common stock

6.	Vincent Palmieri

53,308 shares of common stock

Warrants exercisable for 162,133 shares of common stock

Options exercisable for 32,500 shares of common stock

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

7.	Edward Roffman

29,000 shares of common stock

Warrants exercisable for 3,750 shares of common stock

Options exercisable for 47,500 shares of common stock

8.	Michael Taglich

431,885 shares of common stock, beneficially owned

Warrants exercisable for 417,587 shares of common stock, beneficially owned

Options exercisable for 32,500 shares of common stock.

9.	Dr. Benjamin Warner

1,497,385 shares of common stock, beneficially owned

Options exercisable for 92,500 shares of common stock

10.	Robert Taglich (10% holder)

352,410 shares of common stock, beneficially owned

Warrants exercisable for 355,030 shares of common stock, beneficially owned

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(q)(iv)

Icagen, Inc.-Existing Securities; Obligations; Transfer Agent

[*****]

The Series A Preferred and Series B Preferred provide for registration rights however no preferred stock is outstanding

The Series A Preferred has a redemption right, however no Series A Preferred stock is outstanding.

The warrants issued in the April 2017 bridge financing provide that they can be exchanged for warrants issued in the Company’s debt financing.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(r)

Indebtedness and Other Contracts

Icagen, Inc. has outstanding notes in the principal amount of $1,500,000 outstanding that were issued in April 2017

Icagen, Inc. owes American Milling $333,333.34 pursuant to the terms of a settlement agreement

Icagen, Inc. owes SNR Dentons $1,400,000 pursuant to the terms of a settlement agreement

Icagen, Corp. has a Purchase Money lease obligation for Synchropatch Equipment supplied by Nanio0n Technologies

Icagen, Corp. owes deferred purchase consideration due to Pfizer of $10,000,000 in the form of an annual royalty payment payable quarterly commencing on May 31, 2017.

Agreements with Material Adverse Effect

Icagen-T-MSA and related agreements with Sanofi

Icagen, Inc.-MSA and other related agreements with Pfizer

Secured Obligations

Icagen -T -Deed of Trust and Assignment of Rents in favor of Sanofi US Services Inc., Deed of Sale and Reverter and UCC-1 for real estate and fixtures located at 2090 E. Innovation Park drive, Oro Valley, Arizona

Icagen-T-Sanofi US Services Inc UCC-1 on assets remaining at the Tucson site that are owned by Sanofi

Icagen, Inc.-MSA and other related agreements with Pfizer

Icagen, Inc. -U.S. Bank Equipment Finance UCC-1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(s)

Litigation

Icagen Inc., SNR Dentons threatened litigation

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(t)

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(u)(i)

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(u)(iii)

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(u)(iv)

Actions, Claims, Audits, Lawsuits or Arbitrations Pending against Benefit Plans

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(u)(vii)

Additional Benefits

Mark Korb and Ben Warner work less than full time

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(v)(i)

Real Property

Facility and Real Estate located at 2090 E. Innovation Park Drive, Oro Valley, Arizona owned by Icagen-T subject to lien

The Facility in Tucson is subject to a $5 million lien and certain of the equipment located on the property is subject to a lien by Sanofi

Sublease between Icagen, Inc. and Pfizer with respect to property located at 4222 Emperor Blvd., Durham, NC

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(v)(ii)

Fixtures and Equipment

Certain Equipment located at 2090 E. Innovation Park drive, Oro Valley, Arizona owned by Sanofi

[*****]

Icagen Corp Purchase Money lease obligation for Synchropatch Equipment as supplied by Nanion Technologies

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(i)

Expired or Terminated Intellectual Property

Patents due to expire within 5 years:

●	US 7,858,385
●	EP 1525459
●	JP 4560403
●	SG 109345
●	US 9,157,875

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(ii)

List of Patents and Trademarks

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-001	METHOD FOR DETECTING BINDING EVENTS USING MICRO-X-RAY FLUORESCENCE SPECTROMETRY	United States	09/859,701	2003-0027129	7,858,385	Patented
ICA-002EP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Europe	3748920	1525458	1525458	Patented
ICA-002BE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Belgium	3748920	1525458	1525458	Patented
ICA-002CH	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Switzerland	3748920	1525458	1525458	Patented
ICA-002DE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Germany	3748920	1525458	1525458	Patented
ICA-002DK	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Denmark	3748920	1525458	1525458	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002ES	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Spain	3748920	1525458	1525458	Patented
ICA-002FI	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Finland	3748920	1525458	1525458	Patented
ICA-002FR	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	France	3748920	1525458	1525458	Patented
ICA-002GB	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United Kingdom	3748920	1525458	1525458	Patented
ICA-002IT	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Italy	3748920	1525458	1525458	Patented
ICA-002SE	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Sweden	3748920	1525458	1525458	Patented
ICA-002NL	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Netherlands	3748920	1525458	1525458	Patented
ICA-002JP	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Japan	2004-524531	2006-503268	4560403	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-002SG	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	Singapore	200500360-3	109345	109345	Patented
ICA-002C2	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	11/444,660	2007-0003008	7,519,145	Patented
ICA-002C3	FLOW METHOD AND APPARATUS FOR SCREENING CHEMICALS USING MICRO X-RAY FLUORESCENCE	United States	12/396,592	2009-0175410	7,929,662	Patented
ICA-003EP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Europe	4755687.3	1644095	1644095	Patented
ICA-003CH	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Switzerland/ Liechtenstein	4755687.3	1644095	1644095	Patented
ICA-003DE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Germany	4755687.3	1644095	1644095	Patented
ICA-003FR	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	France	4755687.3	1644095	1644095	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-003GB	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United Kingdom	4755687.3	1644095	1644095	Patented
ICA-003IE	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Ireland	4755687.3	1644095	1644095	Patented
ICA-003NL	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Netherlands	4755687.3	1644095	1644095	Patented
ICA-003JP	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Japan	2006-520181	2007527524	4782676	Patented
ICA-003SG	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	Singapore	2005085584		118682	Patented
ICA-003	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/621,825	2005-0011818	6,858,148	Patented
ICA-003C1	METHOD AND APPARATUS FOR DETECTING CHEMICAL BINDING	United States	10/986,519	2005-0095636	7,241,381	Patented
ICA-004	DRUG DEVELOPMENT AND MANUFACTURING	United States	10/880,388	2004-0235059	9,157,875	Patented
ICA-005EP	X-RAY FLUORESCENCE ANALYSIS METHOD	Europe	7874491.9	2084519	2084519	Patented
ICA-005CH	X-RAY FLUORESCENCE ANALYSIS METHOD	Switzerland/ Liechtenstein	07 874 491.9	2084519	2084519	Patented
ICA-005DE	X-RAY FLUORESCENCE ANALYSIS METHOD	Germany	60 2007 024 468.4	2084519	608007024468.4	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-005DK	X-RAY FLUORESCENCE ANALYSIS METHOD	Denmark	07 874 491.9	2084519	2084519	Patented
ICA-005FR1	X-RAY FLUORESCENCE ANALYSIS METHOD	France	07 874 491.9	2084519	2084519	Patented
ICA-005GB	X-RAY FLUORESCENCE ANALYSIS METHOD	United Kingdom	7874491.9	2084519	2084519	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	13104259.3	1177280	1177280	Patented
ICA-005IE	X-RAY FLUORESCENCE ANALYSIS METHOD	Ireland	7874491.9	1177280	2084519	Patented
ICA-005IT	X-RAY FLUORESCENCE ANALYSIS METHOD	Italy	7874491.9	1177280	2084519	Patented
ICA-005NL	X-RAY FLUORESCENCE ANALYSIS METHOD	Netherlands	7874491.9	1177280	2084519	Patented
ICA-005SE	X-RAY FLUORESCENCE ANALYSIS METHOD	Sweden	7874491.9	1177280	2084519	Patented
ICA-005EPDV	X-RAY MICROSCOPE	Europe	12164870.3	2511844	2511844	Patented
ICA-005CHDV	X-RAY MICROSCOPE	Switzerland and Lichtenstein	12164870.3	2511844	2511844	Patented
ICA-005DEDV	X-RAY MICROSCOPE	Germany	12164870.3	2511844	602007042616.2	Patented
ICA-005FRDV	X-RAY MICROSCOPE	France	12164870.3	2511844	2511844	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-005GBDV	X-RAY MICROSCOPE	United Kingdom	12164870.3	2511844	2511844	Patented
ICA-005HK	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Hong Kong (via EP -005EPDV)	2013104259.3	1177280	1177280	Patented
ICA-005IEDV	X-RAY MICROSCOPE	Ireland	12164870.3	2511844	2511844	Patented
ICA-005JP	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2009-532446	2010509566	5143841	Patented
ICA-005JPDV2	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	Japan	2014-123249	2014-123249	5913441	Patented
ICA-005C1	ADVANCED DRUG DEVELOPMENT AND MANUFACTURING	United States	14/693,094	2015-0309021	N/A	Pending
ICA-006EP	WELL PLATE	Europe	8798006.6	2183644	2183644	Patented
ICA-006BE	WELL PLATE	Belgium	8798007.6	2183644	2183644	Patented
ICA-006CH	WELL PLATE	Switzerland	8798008.6	2183644	2183644	Patented
ICA-006DE	WELL PLATE	Germany	8798009.6	2183644	602008044640.9	Patented
ICA-006DK	WELL PLATE	Denmark	8798010.6	2183644	2183644	Patented
ICA-006ES	WELL PLATE	Spain	8798011.6	2183644	2183644	Patented
ICA-006FI	WELL PLATE	Finland	8798012.6	2183644	2183644	Patented
ICA-006FR	WELL PLATE	France	8798013.6	2183644	2183644	Patented
ICA-006GB	WELL PLATE	United Kingdom	8798014.6	2183644	2183644	Patented
ICA-006IE	WELL PLATE	Ireland	8798015.6	2183644	2183644	Patented
ICA-006IT	WELL PLATE	Italy	8798016.6	2183644	2183644	Patented
ICA-006 NL	WELL PLATE	Netherlands	8798017.6	2183644	2183644	Patented
ICA-006NO	WELL PLATE	Norway	8798018.6	2183644	2183644	Patented
ICA-006SE	WELL PLATE	Sweden	8798019.6	2183644	2183644	Patented
ICA-006JP	WELL PLATE	Japan	2010-521206	2010537171	5628035	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-006JPDV	WELL PLATE	Japan	2013-117600	2013224946	5755682	Patented
ICA-006JPDV2	WELL PLATE	Japan	2014-202871	2015004692	6076308	Patented
ICA-006	WELL PLATE	United States	12/192,762	2009-0046832	8,238,515	Patented
ICA-006C1	WELL PLATE	United States	13/567,613	2013-0034205	8,873,707	Patented
ICA-006C2	WELL PLATE	United States	14/508,322	2015-0023467	9,476,846	Patented
ICA-006C3	WELL PLATE	United States	15/273,767	2017-0010228	N/A	Pending
ICA-007JP	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2010-5272	2010539944	5743135	Patented
ICA-007JPDV1	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	Japan	2014-221166	2015033386	N/A	Pending
ICA-007C1/XR7-US2	METHOD AND APPARATUS FOR MEASURING PROTEIN POST-TRANSLATIONAL MODIFICATION	United States	15/052,914	2016-0201111	N/A	Pending
ICA-008CN	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	200980125952.3	102083365	ZL 200980125952.3	Patented
ICA-008CNDV	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201310298029.8	103411988	2077368	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-008CNDV2	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	China	201510083796.6	N/A	N/A	Pending
ICA-008EP	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Europe	09774467.6	2306897	N/A	Allowed
ICA-008HK	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS	Hong Kong	11112984.0	1158478	1158478	Patented
ICA-008	METHOD AND APPARATUS FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	12/496,532	2010-0003697	8,431,357	Patented
ICA-008C1	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE USING X-RAY FLUORESCENCE	United States	13/871,697	2013-0236887	9,063,154	Patented
ICA-008C2	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	14/669,923	2015-0198615	9,506,931	Patented
ICA-008C3	METHOD FOR MEASURING ANALYTE TRANSPORT ACROSS BARRIERS USING X-RAY FLUORESCENCE	United States	15/334,854	2017-0045530	N/A	Pending
ICA-009	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	13/317,341	2012-0093286	9,063,066	Patented
ICA-009C1	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,206	2015-0276631	9,435,756	Patented

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Reference	Title	Country	Application No.	Pub. No.	Patent No.	Status
ICA-009C2	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,218	2015-0276632	9,442,085	Patented
ICA-009C3	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	14/715,233	2015-0260664	9,335,284	Patented
ICA-009C4	METHOD FOR ANALYSIS USING X-RAY FLUORESCENCE	United States	15/227,292	2016-0341678	N/A	Pending
ICA-010PC	METHODS AND APPARATUS FOR MEASURING METALS AND METALLOIDS	International	PCT/US17/28064	N/A	N/A	Pending

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Friday, March 17, 2017 **Trademark List** Page: 1

Trademark	Case Number/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
ADVANCING EARLY DRUG DISCOVERY **Resp.Off.:** BO	115730.0002.0012 United States of America	87207564 18-Oct-2016			Pending

Class(es): 42 Int.
Client: ICAgen, Inc.
Agent Name: Morgan, Lewis & Bockius LLP
Owner: ICAgen, Inc.
Attorney(s): RAD JAK
Client Ref:
Agent Ref:

Trademark	Case Number/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
HIGH THROUGHPUT CHEMISTRY **Resp.Off.:** BO	115730.0002.0008 United States of America	87207560 18-Oct-2016			Pending

Class(es): 42 Int.
Client: ICAgen, Inc.
Agent Name: Morgan, Lewis & Bockius LLP
Owner: ICAgen, Inc.
Attorney(s): RAD JAK
Client Ref:
Agent Ref:

Trademark	Case Number/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
HTC **Resp.Off.:** BO	115730.0002.0009 United States of America	87207565 18-Oct-2016			Pending

Class(es): 42 Int.
Client: ICAgen, Inc.
Agent Name: Morgan, Lewis & Bockius LLP
Owner: ICAgen, Inc.
Attorney(s): RAD JAK
Client Ref:
Agent Ref:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Friday, March 17, 2017 **Trademark List** Page: 2

Trademark	Case Number/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
ICAGEN	115730.0002.0004	87008899			Pending
Resp.Off.: BO	United States of America	21-Apr-2016			
Class(es):	42 Int.		*Attorney(s):*	RAD JAK	
Client:	ICAgen, Inc.		*Client Ref:*		
Agent Name:	Morgan, Lewis & Bockius LLP		*Agent Ref:*		
Owner:	ICAgen, Inc.				
MXRF	115730.0002.0003	85291101		4390286	Registered
Resp.Off.: BO	United States of America	09-Apr-2011	11-Jun-2013	27-Aug-2013	27-Aug-2023
Class(es):			*Attorney(s):*	RAD JAK	
Client:	ICAgen, Inc.		*Client Ref:*		
Agent Name:	Morgan, Lewis & Bockius LLP		*Agent Ref:*		
Owner:	ICAgen, Inc.				
T2L	115730.0002.0011	87207552			Pending
Resp.Off.: BO	United States of America	18-Oct-2016			
Class(es):	42 Int.		*Attorney(s):*	RAD JAK	
Client:	ICAgen, Inc.		*Client Ref:*		
Agent Name:	Morgan, Lewis & Bockius LLP		*Agent Ref:*		
Owner:	ICAgen, Inc.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(iii)

Agreements Relating to Intellectual Property

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(iv)

Payments on Intellectual Property

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(v)

Title to Intellectual Property Present or Former Employees

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(w)(vii)

Works Created by Employees or Affiliates of the Company

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(z)(ii)

Tax Status

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(z)(iii)

Tax Liens

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(z)(iv)

Material Beneficial Interest

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(aa)

Internal Control

As disclosed in Icagen, Inc’s Annual Report on Form 10-K for the year ended December 31, 2016, Icagen, Inc. has a weakness in internal control over financial reporting and disclosure controls

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(jj)

Judgments Against Management

None

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(kk)

Stock Option Plans

The following table sets forth information about the securities of Icagen, Inc. authorized for issuance under our equity compensation plans for the

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining for future issuance under equity compensation plans
Equity Compensation plans approved by the stockholders
2005 Stock incentive plan	730,791	$3.67	-
2015 stock incentive plan	722,500	$3.50	77,500

	1,453,291	$3.59	77,500

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(nn)

Other Covered Persons and Related Matters

Taglich Brothers has been paid commission on prior private placements

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(rr)

Ranking of Notes

Icagen-T-Sanofi lien on the real estate is a senior lien

Icagen, Inc.-Purchase Money lease obligation for Synchropatch equipment is a prior lien

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(ss)(i)

Customers with Gross Sales over $250,000

Sanofi

Pfizer

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(ss)(ii)

Contracts with Major Customers

Sanofi

Pfizer

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(ss)(iii)

Termination of Agreements

The MSA with Sanofi and the MSA with Pfizer have reductions in services to be provided over time.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(ww)

Liens

Icagen-T-Deed of Trust and assignment of Rents in favor of Sanofi US Services Inc., Deed of Sale with Reverter and UCC-1 for real estate located at 2090 E. Innovation Park drive, Oro Valley, Arizona

Icagen, Inc.-U.S. Bank Equipment Finance UCC-1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 3(yy)

Material Contracts

4.1	Form of Warrant to Purchase Common Stock (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333-179508)
4.2	Promissory Note, dated September 21, 2006, in the principal amount of $2,200,000 payable to the Incorporated County of Los Alamos (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333-179508)
4.3	Stock Option Plan (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333- 179508)
4.4	List of Warrant Holders (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333-179508)
4.5	Form of Bridge Warrant (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000- 54748)
4.6	Form of Bridge Note (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000-54748)
4.7	Promissory Note dated May 23, 2012 in the principal amount of $750,000 payable to Los Alamos National Bank (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000-54748)
4.8	Promissory Note dated June 8, 2012 in the principal amount of $148,500 payable to Los Alamos National Bank (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000-54748)
4.9	Promissory Note dated May 23, 2011 in the principal amount of $750,000 payable to Los Alamos National Bank and Commercial Loan Agreement dated May 23, 2011 between Los Alamos National Bank and Caldera Pharmaceuticals, Inc. (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000-54748)
4.10	Commercial Loan Agreement dated June 8, 2012 between Los Alamos National Bank, Caldera Pharmaceuticals, Inc. and XPRO Corp (Incorporated by reference to the Annual report filed on Form 10-K filed April 1, 2013, File No. 000-54748)
4.11	Certificate of designations for Series B Preferred Stocks (Incorporated by reference to Current Report on Form 8-K filed April 29, 2013, File No. 000-54748)
4.12	Form of Advisor Warrant (Incorporated by reference to Current Report on Form 8-K filed April 29, 2013)
4.13	Form of Placement Agent Warrant (Incorporated by reference to Current Report on Form 8-K filed April 29, 2013, File No. 000- 54748)
4.14	Form of Securities Purchase Agreement (Incorporated by reference to Current Report on Form 8-K filed April 29, 2013, File No. 000-54748)
4.15	Form of Investor Warrant (Incorporated by reference to Current Report on Form 8-K filed April 29, 2013)
4.16	Form of Investor Warrant (Incorporated by reference to Current Report on Form 8-K filed January 7, 2015 File No. 000-54748)
4.17	Form of Placement Agent Warrant (Incorporated by reference to Current Report on Form 8-K filed January 7, 2015 File No. 000- 54748)
4.18	Form of Bridge Exchange Warrant (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
4.19	Form of Series B Exchange Warrant (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

4.20	Form of Placement Agent Exchange Warrant (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
4.21	Form of Stock Option Agreement 2005 Incentive Stock Plan Warrant (Incorporated by reference to the Registration Statement on Form S-8 filed on August 17, 2017, File No. 333-213173)
4.22	Icagen, Inc. Stock Incentive Plan (Incorporated by reference to Exhibit B to the Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission on December 24, 2015 and to the Current Report on Form 8-K filed on December 29, 2015, File No. 000-54748)
4.23	Icagen, Inc. Stock Option Agreement under the 2015 Stock Incentive Plan, as amended (Incorporated by reference to the Current Report on Form 8-K filed on December 29, 2015, File No. 000-54748)
4.24	Form of Note issued to Investors (Incorporated by reference to the Current Report on Form 8-K filed on July 7, 2016, File No. 000-54748)
4.25	Form of Warrant issued to investors (Incorporated by reference to the Current Report on Form 8-K filed on July 7, 2016, File No. 000-54748)
4.26	Form of note issued to Investors (Incorporated by reference to the Current Report on Form 8-K filed on April 14, 2017, File No. 000-54748)
4.27	Form of Warrant issued to investors (Incorporated by reference to the Current Report on Form 8-k filed on April 14, 2017, file No. 000-54748)
10.1	Employment Agreement with Lori Peterson (nee Court) *(Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333-179508)
10.2	Exclusive Patent License Agreement, dated September 8, 2005, by and between the Company and The Regents of the University of California *(Incorporated by reference to the Registration Statement on Form S-1/A filed June 14, 2012, File No. 333-179508)
10.3	Project Participation Agreement, dated as of September 21, 2006, by and between the Company and the Incorporated County of Los Alamos (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333-179508)
10.4	Amendment No. 1 to Participation Agreement, dated as of February 21, 2007, by and between the Company and the Incorporated County of Los Alamos (Incorporated by reference to the Registration Statement on Form S-1 filed February 14, 2012, File No. 333- 179508)
10.5	OEM Agreement, dated July 5, 2011, by and between the Company and our equipment supplier (Incorporated by reference to the Registration Statement on Form S-1/A filed June 8, 2012, File No. 333-179508)
10.6	Assignment of Exclusive License Agreement by The Regents of the University of California to Los Alamos National Security, LLC (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20, 2012, File No. 333-179508)
10.7	Lease Agreement with Reeves & Associates, LLC in connection with Suite C (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20, 2012, File No. 333-179508)
10.8	Lease Agreement with Reeves & Associates, LLC in connection with Suite D (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20, 2012, File No. 333-179508)
10.9	Extension and Modification of Lease Agreements (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20, 2012, File No. 333-179508)
10.10	Contract 2R44AI079935-03 with the National Institutes of Health; to develop strontium-selective therapies, contract amount: $3,000,000.00, operative from 08/24/2011 - 07/31/2014, $184,954.01. (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20,2012, File No. 333-179508)
10.11	Contract 1R43GM090387-01 with the National Institutes of Health; to develop assays for carcinogens, contract amount: $200,000.00, operative from 08/06/2010 - 08/05/2012. (Incorporated by reference to the Registration Statement on Form S-1/A filed April 20, 2012, File No. 000-54748)
10.12	Employment Agreement with Benjamin Warner dated March 15, 2013* (Incorporated by reference to the Annual Report on Form 10-K filed April 1, 2013, File No. 000-54748)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

10.13	Security Agreement dated June 8, 2012 between Los Alamos National Bank and XPRO Corp (Incorporated by reference to the Annual Report on Form 10-K filed April 1, 2013, File No. 000-54748)
10.14	Guaranty dated June 8, 2012 by and among Los Alamos National Bank, Caldera Pharmaceuticals, Inc., XPRO Corp and Ellen K. McBee (Incorporated by reference to the Annual Report on Form 10-K filed April 1, 2013, File No. 000-54748)
10.15	Settlement Agreement and Release between the Company and Gary Altman dated as of July 30, 2014 (Incorporated by reference to the Quarterly Report on Form 10-Q for quarter ended June 30, 2014 filed on August 14, 2014, File No. 000-54748)
10.16	Employment Agreement with Richard Cunningham dated as of November 24, 2014* (Incorporated by reference to the Current Report on Form 8-K filed on November 17, 2014, File No. 000-54748)
10.17	Securities Purchase Agreement (Incorporated by reference to the Current Report on Form 8-K filed January 7, 2015, File No. 000- 54748)
10.18	Form of Series B Preferred Stock Exchange Agreement (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
10.19	Form of Bridge Warrant Exchange Agreement (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
10.20	Form of Series B Preferred Stock and Warrant Exchange Agreement (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
10.21	The Placement Agent Exchange Agreement (Incorporated by reference to the Current Report on Form 8-K filed on February 3, 2015, File No. 000-54748)
10.22	Asset Purchase Agreement and Collaboration Agreement dated as of June 26, 2015 between XRpro Sciences, Inc. and Icagen, Inc. (2) (Incorporated by reference to the Current Report on Form 8-K filed on July 2, 2015, File No. 000-54748)
10.23	Master Service Agreement dated as of June 26, 2015 between XRpro Sciences and Icagen, Inc. (2)(3) (Incorporated by reference to the Current Report on Form 8-K filed on July 2, 2015, File No. 000-54748)
10.24	Mutual Release and Settlement Agreement (Incorporated by reference to the Current Report on Form 8-K filed October 2, 2015, File No. 000-54748)
10.25	Master Services Agreement between Icagen-T, Inc. and Sanofi US Services Inc. (Incorporated by reference to the Current Report on Form 8-K filed July 19, 2016 File No. 000-54748)
10.26	Deed of Trust dated July 15, 2016 (Incorporated by reference to the Current Report on Form 8-K filed July 19, 2016 File No. 000-54748)
10.27	Deed of Sale dated July 15, 2016 (Incorporated by reference to the Current Report on Form 8-K filed July 19, 2016 File No. 000-54748)
10.28	Amendment to Asset Purchase and Collaboration Agreement between Icagen, Inc. Pfizer (Incorporated by reference to the Current Report on Form 8-K filed July 19, 2016 File No. 000-54748)
10.29	Form of Securities Purchase Agreement between Icagen, Inc. and investors (Incorporated by reference to the Current Report on Form 8-K filed July 7, 2016 File No. 000-54748)
10.30	Form of Security and Pledge Agreement between Icagen, Inc and investors (Incorporated by reference to the Current Report on Form 8-K filed July 7, 2016 File No. 000-54748)
10.31	Form of Securities Purchase Agreement between Icagen, Inc., and investors (Incorporated by reference to the Current Report on Form 8-K filed on April 14, 2017, File No. 000-54748)
10.32	Form of Security and Pledge Agreement between Icagen, Inc., and Investors (Incorporated by reference to the Current Report on Form 8-K filed on April 14, 2017, File No. 000-54748)